SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

|X|   Filed by the Registrant

|_|   Filed by a party other than the Registrant

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss. 240.14a-12

                                  Anaren, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies.

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
                           -----------------------------------------------------

(2) Form, Schedule or Registration Statement No.:
                                                 -------------------------------

(3) Filing Party:
                 ---------------------------------------------------------------

(4) Date Filed:
               -----------------------------------------------------------------

                                  ANAREN, INC.
                              6635 Kirkville Road
                         East Syracuse, New York 13057

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on November 4, 2004

                                   ----------

To the Holders of the Common Stock of Anaren, Inc.:

      PLEASE TAKE NOTICE, that the Annual Meeting of Shareholders of Anaren, Inc. (the "Company") will be held on November 4, 2004, at 9:00 a.m. Eastern Standard Time at the Wyndham Hotel, 6302 Carrier Parkway, East Syracuse, New York 13057, for the following purposes:

      (1) To elect two Directors to hold office for a term of three years and until their successors have been duly elected;

      (2) To approve an amendment and restatement of the Company's existing equity compensation plans to establish a single Anaren, Inc. Comprehensive Long-Term Incentive Plan;

      (3) To ratify appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2005 fiscal year; and

      (4) To transact such other business as may be properly brought before the Meeting.

      Enclosed is the annual report for the fiscal year ended June 30, 2004, along with a proxy statement and proxy. Shareholders of record as of the close of business on September 10, 2004 will be entitled to notice of and to vote at the Meeting. Your vote is very important and we hope that you will attend the Meeting. However, whether or not you plan to attend the Meeting, please vote by proxy in accordance with the instructions on your proxy card, on your voting instruction form (from your bank or broker), or that you received through electronic mail. There are three convenient ways of submitting your vote:

      o Voting by telephone -- You can vote your shares by telephone by calling the toll-free telephone number indicated on your proxy card and following the voice prompt instructions. Telephone voting is available 24 hours a day.

      o Voting by the Internet -- You can also vote via the Internet by visiting the web site noted on your proxy card. Internet voting is available 24 hours a day. We encourage you to vote via the Internet, as it is the most cost-effective way to vote.

      o Voting by mail -- If you choose to vote by mail, simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided.

      If you vote by telephone or Internet, you do not need to return your proxy card. Signing and returning the proxy card or submitting your proxy via Internet or by telephone does not affect your right to vote in person if you attend the Meeting and your shares are registered in your name. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

                                        By Order of the Board of Directors

                                        David M. Ferrara
                                        Secretary and General Counsel

Dated: September 17, 2004
       East Syracuse, New York

                                  ANAREN, INC.
                              6635 Kirkville Road
                         East Syracuse, New York 13057

                                   ----------

      This Proxy Statement is being mailed on or about September 17, 2004, to the Shareholders of Anaren, Inc. ("Anaren" or the "Company") entitled to receive the accompanying Notice of Annual Meeting of Shareholders and is provided, by order of its Board of Directors, in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on November 4, 2004 at 9:00 a.m. and at any adjournment or adjournments thereof, for the purposes set forth in the Notice.

      If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time prior to its exercise by (i) submitting a subsequently dated proxy; or (ii) filing written notice of such revocation with the Secretary of the Meeting. The proposals described in this Proxy Statement will be presented by the Board of Directors of the Company. Where a choice is specified with respect to a proposal, the shares represented by the proxy will be voted in accordance with the specifications made. Where a choice is not so specified, the shares represented by the proxy will be voted to elect the nominees for Director named herein, for approval of the amendment and restatement of the Company's equity compensation plans, and for ratification of the appointment of the Company's independent registered public accounting firm.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      At the close of business on September 10, 2004, the record date stated in the accompanying Notice, the Company had outstanding 19,649,783 shares of common stock, $.01 par value (the "Common Stock"), each of which is entitled to one vote with respect to each matter to be voted on at the Meeting. A majority of the issued and outstanding shares of Common Stock present in person or by proxy, a total of 9,824,892 shares, will be required to constitute a quorum for the transaction of business at the Meeting. The Company has no class of voting stock outstanding other than the Common Stock.

      Abstentions and broker non-votes (as defined below) are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, shares held by Shareholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a Shareholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter. Accordingly, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owner or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on such matter.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information with respect to persons known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock of the Company, as of September 10, 2004 (except as otherwise indicated).

                                                Number of Shares
Name and Address                                 of Common Stock       Percent
of Beneficial Owner                           Beneficially Owned(1)    of Class
-------------------                           ---------------------    --------

Kern Capital Management, LLC .................   3,173,500(2)           16.15%
114 West 47th Street
Suite 1926
New York, NY 10036

State Street Research & Management Company ...   2,206,907(3)           11.23%
One Financial Center, 30th Floor
Boston, MA 02111-2690

Firsthand Capital Management, Inc. ...........   1,222,480(4)            6.22%
125 South Market Street
Suite 1200
San Jose, CA 95113

Dimensional Fund Advisors Inc. ...............   1,087,616(5)            5.54%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

----------
(1) Except as otherwise indicated, as of September 10, 2004 all of such shares are owned with sole voting and investment power. Share numbers are based solely on indicated filings.
(2) Based solely on information contained in an amendment to Schedule 13G filed with the Securities and Exchange Commission on February 13, 2004,
      Kern Capital Management, LLC has sole voting power with respect to 3,055,500 shares and sole dispositive power with respect to 3,173,500 shares.
(3) Based solely on information contained in Schedule 13G filed with the Securities and Exchange Commission on April 12, 2004, State Street Research & Management Company has sole voting and dispositive power with respect to all shares listed.
(4) Based solely on information contained in Schedule 13G filed with the Securities and Exchange Commission on January 28, 2004, Firsthand Capital Management, Inc. has sole voting and dispositive power with respect to all shares listed.
(5) Based solely on information contained in Schedule 13G filed with the Securities and Exchange Commission on February 6, 2004, Dimensional Fund Advisors Inc. has sole voting and dispositive power with respect to all shares listed.

                        SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth certain information, as of September 10, 2004, with respect to the beneficial ownership of the Company's Common Stock by
(i) each Director and nominee for Director who owned beneficially any shares of Common Stock, (ii) each executive officer of the Company named in the Summary Compensation Table under "Executive Compensation" below, and (iii) all Directors and executive officers of the Company as a group.

                                             Number of Shares
Name and Address                            of Common Stock          Percent
of Beneficial Owner(1)                    Beneficially Owned(2)     of Class
----------------------                    ---------------------     --------

Lawrence A. Sala ......................        587,100 (3)            2.92%
Carl W. Gerst, Jr. ....................        627,225 (4)            3.18%
Mark P. Burdick .......................         63,500 (5)               *
Timothy P. Ross .......................         68,000 (6)               *
Gert R. Thygesen ......................        146,160 (7)               *
Dale F. Eck ...........................         66,000 (8)               *
Herbert I. Corkin .....................         63,000 (9)               *
Dr. David Wilemon .....................         40,500(10)               *
Matthew S. Robison ....................         38,500(11)               *
James G. Gould ........................         34,330(12)               *
All Directors, Nominees and
   Executive Officers(13)
   as a Group (12 Persons) ............      1,840,775(14)            8.91%

----------
*     Indicates less than 1%
(1) The business address for each of the named individuals is 6635 Kirkville Road, East Syracuse, New York.
(2) Except as otherwise indicated, as of September 10, 2004 all of such shares are owned with sole voting and investment power.
(3) Includes 10,000 shares owned by Mr. Sala's spouse, 8,468 shares owned by Mr. Sala's children, 482,000 shares which Mr. Sala has the right to acquire within 60 days pursuant to outstanding stock options, and 6,000 shares of restricted stock.
(4) Includes 13,500 shares owned by Mr. Gerst's spouse and 87,200 shares which Mr. Gerst has the right to acquire within 60 days pursuant to outstanding stock options.
(5) Includes 46,100 shares which Mr. Burdick has the right to acquire within 60 days pursuant to outstanding stock options, and 1,400 shares of restricted stock.
(6) Includes 60,600 shares which Mr. Ross has the right to acquire within 60 days pursuant to outstanding stock options, and 1,400 shares of restricted stock.
(7) Includes 121,160 shares which Mr. Thygesen has the right to acquire within 60 days pursuant to outstanding stock options, and 1,500 shares of restricted stock.
(8) Includes 33,000 shares which Mr. Eck has the right to acquire within 60 days pursuant to outstanding stock options.
(9) Includes 18,000 shares which Mr. Corkin has the right to acquire within 60 days pursuant to outstanding stock options.
(10) Includes 33,000 shares which Dr. Wilemon has the right to acquire within 60 days pursuant to outstanding stock options.
(11) Includes 18,000 shares which Mr. Robison has the right to acquire within 60 days pursuant to outstanding stock options.
(12) Includes 15,000 shares which Mr. Gould has the right to acquire within 60 days pursuant to outstanding stock options.
(13) Executive Officers category includes the executive officers named individually in the table above and in the Summary Compensation Table on page 10, plus the Company's other executive officers, Joseph E. Porcello (Vice President of Finance and Treasurer) and Amy Tewksbury (Vice President of Human Resources).
(14) Includes 1,016,720 shares which all Directors and officers as a group have the right to acquire within 60 days pursuant to outstanding stock options.

                                    ITEM ONE

                              ELECTION OF DIRECTORS

      The first item to be acted upon at the Meeting is the election of two Directors to hold office for terms of three years and until their respective successors shall have been duly elected and qualified. The nominees receiving a plurality of the votes represented in person or by proxy at the Meeting will be elected Directors.

      The Board of Directors unanimously recommends election of the two nominees listed below. The shares represented by all proxies in proper form which are received by the Board prior to the election of Directors at the Meeting will be voted "FOR" the nominees, unless authority is withheld in the space provided on the enclosed proxy. In the event any nominee declines or is unable to serve, it is intended that the shares represented by such proxies will be voted for a successor nominee designated by the Board (or if no other person is so designated, for the remaining nominee). All nominees have indicated a willingness to serve, and the Board knows of no reason to believe that any nominee will decline or be unable to serve if elected. The seven members of the Board (including the nominees for re-election at the Meeting, if elected) are expected to continue to serve on the Board until their respective terms expire.

Certain Information Concerning Nominees and Directors Continuing in Office

      Set forth below is certain information concerning each nominee for Director to be elected at the Meeting and each Director of the Company whose term of office continues after the Meeting. The information has been furnished to the Company by such persons.

Name, Age, Nature of          Year First
Positions and Offices           Became              Principal Occupation,
Held with the Company          Director      Experience and Other Directorships
---------------------         ----------     ----------------------------------
Nominees for Terms to
   Expire at Annual
   Meeting in 2007:

Herbert I. Corkin, 82 .........  1989       Mr. Corkin has been  Chairman of the
Director Board of The Entwistle Company, a defense contractor, since 1959. Mr. Corkin also served as the President of The Entwistle Company from 1959 through December 1993 and has served as its Chief Executive Officer since December 1993. Mr. Corkin is a member of the Board's Audit and Compensation Committees.

Matthew S. Robison, 43 ........  1999       Mr.  Robison  has  been  Senior Vice
Director President of Ferris, Baker Watts Incorporated since January 1999. Mr. Robison previously served as a General Partner and Analyst of Botti Brown Asset Management from January 1997 until January 1999, and as Vice President and Analyst for Montgomery Securities from October 1994 until January 1997. Mr. Robison is the Company's Lead Independent Director and is also a member of the Board's Audit and Nominating/Corporate Governance
                                             Committees.

Name, Age, Nature of          Year First
Positions and Offices           Became              Principal Occupation,
Held with the Company          Director      Experience and Other Directorships
---------------------         ----------     ----------------------------------
Directors Continuing
   in Office:
Terms Expiring at Annual
   Meeting in 2005:
Lawrence A. Sala, 41 ..........  1995       Mr.  Sala joined the Company in 1984
President, Chief Executive                   and worked in  various  engineering
Officer and Chairman                         and   marketing   positions   until
                                             becoming  President  and a Director
                                             of the  Company  in May  1995.  Mr.
                                             Sala has served as Chief  Executive
                                             Officer since  September  1997, and
                                             has served as Chairman of the Board
                                             since  November 2001. Mr. Sala is a
                                             member of the  Boards of  Directors
                                             of       Carlisle        Companies,
                                             Incorporated,   Syracuse   Research
                                             Corporation  and the Syracuse  Boys
                                             and Girls Club.

Dr. David Wilemon, 67 .........  1997       Dr. Wilemon has  been a Professor of
Director Marketing and Innovation Management at the Syracuse University School of Management since 1966. He has also served as Director of the Snyder Innovation Management
                                             Program  at  the  University  since
                                             1980  and  as  Co-Director  of  the
                                             Entrepreneurship    and    Emerging
                                             Enterprises  Program  there,  since
                                             1993.  Dr.  Wilemon is the Chairman
                                             of the Board's Nominating/Corporate
                                             Governance   Committee   and   also
                                             serves    on    the    Compensation
                                             Committee.

Terms expiring at Annual
   Meeting in 2006:
Dale F. Eck, 61 ...............  1995       Mr.  Eck  was   Vice   President  of
Director Finance and Treasurer of The Entwistle Company, a defense contractor, from 1978 until his retirement in February 1997. Mr. Eck has also served as a Director of The Entwistle Company since 1978 and continues to serve that company in such capacity. Mr. Eck provided consulting services to the Company from March 1997 through October 2002. Mr. Eck is the Chairman of the Board's Audit Committee and also serves on the Compensation Committee.

Name, Age, Nature of          Year First
Positions and Offices           Became              Principal Occupation,
Held with the Company          Director      Experience and Other Directorships
---------------------         ----------     ----------------------------------
Terms expiring at Annual
   Meeting in 2006 (continued):
Carl W. Gerst, Jr., 67 ........  1968       Mr.  Gerst is  a  co-founder  of the
Chief Technical Officer,                     Company   and  has  been   actively
Vice Chairman                                engaged in the  Company's  business
                                             since  its  founding  in 1967.  Mr.
                                             Gerst  served  as  Executive   Vice
                                             President    from   the   Company's
                                             founding  until  May  1995  when he
                                             became Chief Technical  Officer and
                                             Vice  Chairman  of the  Board.  Mr.
                                             Gerst served as Treasurer  from May
                                             1992 through November 2001.

James G. Gould, 46 ............  2003       Mr.  Gould  is   a  co-founder   and
Director President of Alesco Advisors, LLC, a SEC registered investment company based in Pittsford, New York. Prior to founding Alesco, Mr. Gould was President of Clover Capital Management, Inc., a SEC registered investment company, where he currently serves as a Director. Mr. Gould is a certified public accountant, with prior experience as an audit and tax accountant with Peat, Marwick & Mitchell. Prior to Mr. Gould's election to the Board in January 2003, Alesco Advisors received a fee for managing the Company's Defined Benefit Pension Plan assets. Mr. Gould is the Chairman of the Board's Compensation Committee and also serves on the Audit and Nominating/Corporate Governance
                                             Committees.

           BOARD COMPOSITION, MEETINGS, COMMITTEES, AND COMPENSATION

Independence; Meeting Attendance

      The Company's Board of Directors is comprised of all independent Directors except for Messrs. Sala and Gerst who are employees of the Company. Specifically, the Board has determined that Directors Herbert I. Corkin, Dale F. Eck, James G. Gould, Matthew S. Robison and Dr. David Wilemon are each "independent" as defined by the Nasdaq Listing Standards. The Independent Directors regularly meet in executive session at which employee directors are not present. During the Company's last fiscal year, the Board of Directors held 11 meetings. No current Director attended fewer than 75% of the aggregate number of meetings of the Board and of any Committees on which he served during such period. The Company encourages all Directors to attend each annual meeting of Shareholders. All of the then seven incumbent Directors attended the Company's last annual meeting of Shareholders held on November 6, 2003.

Corporate Governance Matters

      Our Company's business is operated by the guiding principles of honesty and integrity. Anaren's Code of Ethics and Business Conduct ("Code of Conduct"), which has been in place since August, 2002 and may be viewed at the Company's website (www.anaren.com), establishes ethical policies by which the Board of Directors, officers and every employee conducts the daily operation of the Company. Anaren's Code of Conduct is reviewed with every Company employee to help ensure that all employees remain dedicated to Anaren's founding principles of honesty and integrity. The Board's Nominating/Corporate Governance Committee reviews corporate governance developments and recommends modifications to the Company's Code of Conduct and various committee charters as appropriate. Consistent with this review, the Board adopted a Disclosure Committee Charter in August 2004 to formalize the procedures of the Company's Disclosure Committee that has been in place throughout fiscal year 2004. The purpose of the Disclosure Committee is to help ensure that the Company's disclosure controls and procedures are effective and that public disclosures are materially accurate, timely, and complete. A copy of the Disclosure Committee Charter is available at the Company's website at www.anaren.com.

Committees

      Audit Committee. The Company's Audit Committee consists of Dale F. Eck, Chairman, Herbert I. Corkin, James G. Gould and Matthew S. Robison, each of whom the Board has determined to be "independent" as defined by the Sarbanes-Oxley Act and the Nasdaq Listing Standards. In the opinion of the Board the Audit Committee's Chairman, Dale F. Eck, meets the definition of an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission. The function of the Audit Committee is to monitor the quality and integrity of the Company's accounting, auditing and financial reporting practices, and to review the Company's annual audit with management and the Company's independent registered public accounting firm. The Audit Committee is also responsible for monitoring the independence and performance of the Company's independent registered public accounting firm, and for providing an avenue of communication among the independent registered public accounting firm, management, employees, and the Board of Directors. During the fiscal year ended June 30, 2004, the Audit Committee held 8 meetings. The Audit Committee has adopted a written charter, which was most recently amended in August, 2004, setting forth its composition and responsibilities. A copy of the Audit Committee Charter is attached to this Proxy Statement and is also available at the Company's website at www.anaren.com.

      Compensation Committee. The Company's Compensation Committee consists of James G. Gould, Chairman, Herbert I. Corkin, Dale F. Eck, and Dr. David Wilemon. The Board has determined that each of the Compensation Committee's members is "independent" as defined by the Nasdaq Listing Standards. The function of the Compensation Committee is to recommend to the Board of Directors competitive compensation plans for officers and key employees. During the fiscal year ended June 30, 2004, the Compensation Committee held 3 meetings. The Compensation Committee has adopted a written charter, which was most recently amended in February, 2004, setting forth its composition and responsibilities. A copy of the Compensation Committee Charter is available at the Company's website at www.anaren.com.

      Nominating and Corporate Governance Committee. The Company's Nominating and Corporate Governance Committee consists of Dr. David Wilemon, Chairman, James G. Gould, and Matthew S. Robison, each of whom the Board has determined is "independent" as defined by the Nasdaq Listing Standards. The functions of the Nominating and Corporate Governance Committee are to make recommendations to the Board for nominees to serve as Directors, to strengthen the Board's oversight of management, to develop and implement the Company's corporate governance guidelines, and to monitor a process to assess the Board's effectiveness. The Nominating and Corporate Governance Committee will consider written recommendations from Shareholders for nominees to serve on the Board that are sent to the Secretary of the Company at the Company's main office. In considering candidates for the Board, the Nominating and Corporate Governance Committee considers, among other factors, the entirety of each nominee's credentials and does not have any specific minimum qualifications that must be met by a nominee. Factors considered include, but are not necessarily limited to, each nominee's personal and professional integrity, business judgment, relevant experience, and projected effectiveness as a Director in conjunction with the full Board in collectively serving the long-term interests of the Shareholders. In addition, prior to nominating an existing Director for re-election to the Board, the Committee and the Board consider and review, among other relevant factors, the existing Director's meeting attendance and performance, length of Board service, ability to meet regulatory independence requirements, and the experience, skills and contributions that the Director brings to the Board. During the fiscal year ended June 30, 2004, the Nominating and Corporate Governance Committee held 3 meetings. The Nominating and Corporate Governance Committee has adopted a written charter, which was most recently amended in February, 2004, setting forth its composition and responsibilities. A copy of the Nominating and Corporate Governance Committee Charter is available at the Company's website at www.anaren.com.

Compensation of Directors

      Directors who are employees of the Company receive no additional compensation for serving as Directors. The Company currently pays each Director who is not an employee $14,000 per year plus $1,000 for each meeting attended, and also pays the Chairperson of the Audit Committee an annual fee of $7,500, and the Chairpersons of both the Compensation and Nominating/Corporate Governance Committees an annual fee of $2,500. In addition, members of the Audit Committee, except for the Chairman, receive an annual fee of $2,000. The Company also reimburses each Director for the reasonable expenses incurred in attending meetings of the Board of Directors. In addition, non-employee Directors are eligible to receive stock options pursuant to the Company's Non Statutory Stock Option Plan, and will be eligible to receive awards under the Anaren, Inc.
Comprehensive Long-Term Incentive Plan if that Plan is approved by the Shareholders at the Meeting.

Communication with Directors

      Shareholders may communicate directly with the Board of Directors of the Company by sending correspondence to the address shown below. If a Shareholder desires to communicate with a specific Director, the correspondence should be addressed to that Director. The receipt of any such correspondence addressed to the Board of Directors and the nature of its contents will be reported at the next Board meeting and appropriate action, if any, will be taken. Correspondence addressed to a specific Director will be delivered to the Director promptly after receipt by the Company. The Director will review the correspondence received and, if appropriate, report the receipt of the correspondence and the nature of its content to the Board of Directors at its next meeting, so that the appropriate action, if any, may be taken.

Correspondence should be addressed to:

                    [Name of Director or Board of Directors]
                              c/o David M. Ferrara
                         Secretary and General Counsel
                                  Anaren, Inc.
                              6635 Kirkville Road
                         East Syracuse, New York 13057

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

      The following table sets forth certain information with respect to compensation, received in all capacities in which they served for the fiscal years ended June 30, 2002, June 30, 2003 and June 30, 2004, for the Company's Chief Executive Officer and each of the four other most highly compensated officers during the most recent fiscal year.

                           Summary Compensation Table

                                                                      Long Term
                                                                    Compensation
                                                   Annual           ------------
                                                Compensation         Securities
                                             ------------------      Underlying       All Other
Name and                                     Salary       Bonus      Options(1)    Compensation(2)
Principal Position                 Year        ($)         ($)           (#)             ($)
------------------                 ----      ------       -----     ------------   ---------------
Lawrence A. Sala ................  2004      $300,000    $285,000       50,000         $32,910
President, Chief                   2003       300,000           0       50,000          30,444
Executive Officer and Chairman     2002       300,000      90,000       95,000          35,655

Carl W. Gerst, Jr. ..............  2004       250,000           0       20,000          48,971
Chief Technical                    2003       225,000      25,000       20,000          45,794
Officer and Vice                   2002       225,000      25,000       32,000          44,061
Chairman

Mark P. Burdick .................  2004       155,000      65,875       20,000          13,210
Vice President and                 2003       155,000           0       20,000          13,248
General Manager                    2002       143,000      15,500       21,000          13,375

Timothy P. Ross .................  2004       150,000      63,750       20,000          13,496
Vice President,                    2003       150,000           0       20,000          12,389
Business Development               2002       133,848      37,500       21,000          12,100

Gert R. Thygesen ................  2004       145,000      65,250       22,500          12,688
Vice President,                    2003       145,000           0       20,000          12,688
Technology                         2002       140,000      17,400       18,600          13,289

----------
(1) The table reflects the number of shares which are subject to incentive stock options granted pursuant to the Company's Incentive Stock Option Plan for Key Employees.

(2) All Other Compensation consists of contributions to the Company's 401(k) Salary Savings Plan in the amount of $6,375 for Mr. Sala, $6,375 for Mr. Gerst, $5,522 for Mr. Burdick, $6,058 for Mr. Ross, and $5,438 for Mr. Thygesen in 2004; contributions to a supplemental executive retirement plan covering the named executives in the amount of $15,000 for Mr. Sala, $11,875 for Mr. Gerst, $7,688 for Mr. Burdick, $7,438 for Mr. Ross and $7,250 for Mr. Thygesen in 2004; and reimbursement for premiums on life insurance policies owned by Messrs. Sala and Gerst in the amount of $11,535 and $20,676, respectively, in 2004.

Fiscal Year Option Grants

      The following table sets forth certain information regarding options granted by the Company during fiscal year 2004 to the individuals named in the above compensation table, including information as to potential realizable value of such options at assumed annual rates of stock price appreciation for the ten-year terms of the options.

                                        Percent
                                       of Total                                  Potential Realizable Value
                         Number of     Options                                     at Assumed Annual Rates
                        Securities    Granted to                                 of Stock Price Appreciation
                        Underlying     Employees     Exercise or                     for Option Term(1)
                          Options      in Fiscal     Base Price     Expiration   ---------------------------
Name                      Granted        Year          ($/sh)          Date           5%($)       10%($)
----                    ----------    ----------     -----------    ----------        -----       ------
Lawrence A. Sala .......  50,000        13.65%         $14.73        11/6/2013      $463,181    $1,173,791
Carl W. Gerst, Jr. .....  20,000         5.46%         $14.73        11/6/2013       185,272       469,517
Mark P. Burdick ........  20,000         5.46%         $14.73        11/6/2013       185,272       469,517
Timothy P. Ross ........  20,000         5.46%         $14.73        11/6/2013       185,272       469,517
Gert R. Thygesen .......  22,500         6.14%         $14.73        11/6/2013       208,431       528,206

----------
(1) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on arbitrarily assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date.

Aggregated Option Exercises in Last Fiscal
Year and Fiscal Year-End Option Values

      The following table sets forth certain information for the named executive officers with respect to (i) stock options exercised in fiscal year 2004, (ii) the number of stock options held at the end of fiscal year 2004, and (iii) the value of in-the-money stock options at the end of fiscal year 2004.

                                                                                               Value of
                                                           Number of Securities              Unexercised
                                                          Underlying Unexercised       In-the-Money Options at
                           Shares                       Options at June 30, 2004(#)       June 30, 2004(1)($)
                          Acquired on        Value      ---------------------------  ---------------------------
Name                      Exercise (#)    Realized ($)  Exercisable   Unexercisable  Exercisable   Unexercisable
----                      ------------    ------------  -----------   -------------  -----------   -------------
Lawrence A. Sala ........    25,000         $365,520      432,000       168,000       3,626,241      511,605
Carl W. Gerst, Jr. ......    30,000          283,826       67,200        64,800         205,704      190,866
Timothy P. Ross .........    20,000          325,604       47,600        53,400         231,601      144,881
Mark P. Burdick .........    25,000          338,642       39,100        53,400         178,846      144,881
Gert R. Thygesen ........    20,000          368,900      110,060        52,540       1,161,309      135,465

----------
(1) Amount represents the difference between the aggregate exercise price of the options and a $16.34 per share market price of the underlying Common Stock on June 30, 2004.

                      EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about shares of the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company's existing equity compensation plans as of June 30, 2004.

                                                    (a)                     (b)                     (c)
                                          -----------------------  --------------------  ------------------------
                                                                                           Number of securities
                                                                                           remaining available
                                                 Number of                                  for future issuance
                                             securities to be        Weighted average           under equity
                                          issued upon exercise of    exercise price of      compensation plans
                                           outstanding options,    outstanding options,    (excluding securities
Plan Category                               warrants and rights     warrants and rights  reflected in column (a))
-------------                             -----------------------  --------------------  ------------------------
Equity compensation plans approved
by security holders(1) .................        2,796,662(3)              $15.53                1,716,588(4)
Equity compensation plans not approved
by security holders(2) .................              N/A                    N/A                      N/A
Total ..................................        2,796,662                 $15.53                1,716,588

----------
(1) Consists of the Anaren, Inc. Incentive Stock Option Plan for Key Employees (the "Key Employee Plan"), the Anaren, Inc. Stock Option Plan (the "Company-Wide Plan"), and the Anaren, Inc. Nonstatutory Stock Option Plan (the "Nonstatutory Plan").

(2) The Company does not maintain any equity compensation plans that were not approved by security holders.

(3) Consists of options to purchase 2,451,662 shares of Common Stock issued under the Key Employee Plan, options to purchase 172,000 shares of Common Stock issued under the Company-Wide Plan, and options to purchase 173,000 shares of Common Stock issued under the Nonstatutory Plan.

(4) Consists of shares available for future issuance under the equity compensation plans approved by security holders, including 718,488 shares of Common Stock available for future issuance under the Key Employee Plan, 809,100 shares of Common Stock available for future issuance under the Company-Wide Plan, and 189,000 shares of Common Stock available for future issuance under the Nonstatutory Plan.

      As of September 10, 2004, the Company had outstanding options, rights and warrants with respect to 3,186,762 shares of Common Stock with a weighted average exercise price of $15.10 per share, all of which were issued pursuant to the shareholder-approved plans described in footnote 1 above. As of September
10, 2004 there remained available for issuance under such plans a total of 1,326,488 shares of Common Stock.

Pension Plan

      The Company maintains a non-contributory Pension Plan for the benefit of all employees over the age of 21 who have completed one year of service and were hired on or before August 15, 2000. Effective August 15, 2000, the Company amended the Pension Plan, and as a result, employees hired or rehired by the Company after August 15, 2000 are not eligible to participate in or to accrue benefits under the Pension Plan. The Company pays all amounts required to provide retirement income benefits. The Pension Plan provides fixed benefits to be paid upon retirement at a specific age. Pension expense, including amortization of prior service cost over 30 years, was $393,727 for fiscal 2004.

      The table below illustrates the estimated aggregate annual benefit that would be payable to executive officers of the Company who are at least 65 years of age at retirement, based on the formula in effect after June 30, 1992 and the Employee Retirement Income Security Act of 1974, as amended ("ERISA") limits on compensation and benefits after 15, 20, 25, 30 and 35 credited years of service; for illustration purposes, the table assumes all years of service under the current Pension Plan formula.

PENSION PLAN TABLE

           Final
      Average Annual              Estimated Annual Pension Payable
       Compensation              Based on Years of Service Indicated
      --------------    -------------------------------------------------
                        15 Years   20 Years  25 Years  30 Years  35 Years
                        --------   --------  --------  --------  --------
          $100,000       $11,250   $15,000   $18,750   $22,600   $26,250
           125,000        14,063    18,750    23,438    28,125    32,813
           150,000        16,875    22,500    28,125    33,750    39,375
           175,000        19,688    26,250    32,813    39,375    45,938
           200,000        22,500    30,000    32,500    45,000    52,500
           225,000        23,063    30,750    38,438    46,125    53,813
           250,000        23,063    30,750    38,438    46,125    53,813
           275,000        23,063    30,750    38,438    46,125    53,813
           300,000        23,063    30,750    38,438    46,125    53,813
           325,000        23,063    30,750    38,438    46,125    53,813
           350,000        23,063    30,750    38,438    46,125    53,813
           375,000        23,063    30,750    38,438    46,125    53,813

      Under the terms of the Pension Plan, each member who is at least 65 years of age at his retirement and was employed on or before August 15, 2000 is entitled to a Normal Retirement Benefit (as defined under the Pension Plan). The compensation used in determining the Pension Plan benefit for executive officers is based upon their annual salary as shown on the Summary Compensation Table above. The Normal Retirement Benefit is the aggregate of:

      A. 0.60% of average of highest five consecutive years compensation from date of employment to June 30, 1992 multiplied by Benefit Service (as defined under the Pension Plan) to June 30, 1992; plus

      B.    0.75% of compensation for each year of Benefit Service thereafter;

but not less than the accrued benefit under the prior plan at June 30, 1992.

      Employees who have attained at least twelve years of service and are at least 55 years of age can retire and receive a proportionately reduced benefit.

      Under the Internal Revenue Code, the maximum annual benefit payable at age 65 is $165,000 for 2004. The maximum compensation that could be considered for all participants, including Messrs. Sala, Gerst, Burdick, Ross and Thygesen is $205,000 for 2004. These benefit and compensation limits are indexed to increases in the Consumer Price Index.

      The credited years of service as of June 30, 2004 under the Pension Plan for each of Messrs. Sala, Gerst, Burdick, Ross and Thygesen are 19, 31, 24, 21 and 23, respectively.

Management Incentive Plan

      The Company has a Management Incentive Plan ("Incentive Plan") that is designed to provide a meaningful annual financial incentive to management employees to reward them for their contribution toward the Company's growth, profitability and business development. Eligibility in the plan is limited to key members of management who, because of their position, have the ability to substantially impact the profitability and overall success of the Company. Individual participants in the Incentive Plan are selected by the President and CEO on an annual basis, subject to approval of the Compensation Committee and the Board of Directors.

      Under  the  Incentive  Plan,   each   participant  has  a  "target"  bonus
opportunity in an amount equal to a specified percentage of his or her base salary. Awards under the Incentive Plan are based on corporate, functional and individual performance measured against pre-established targeted goals. Corporate performance goals, which are set by the President and CEO and are subject to approval by the Compensation Committee and the Board, are based on factors including but not limited to earnings, revenue, cash flow and other targets. Functional and individual performance goals are based on each participant's functional responsibilities, and are jointly established by the Company and the participant prior to the beginning of the fiscal year. Fulfillment of corporate performance goals must carry a weighting of at least 50% of the total incentive opportunity for each employee, and participants who are officers of the Company may not receive any bonus payment unless certain corporate performance goals are attained.

      Bonus payments under the Incentive Plan are made on or about August 1st following the end of the fiscal year for which the bonus is earned. Bonus amounts reflected in the Summary Compensation Table on page 10 for Messrs. Sala, Burdick, Ross and Thygesen represent amounts awarded pursuant to the Incentive Plan. Mr. Gerst does not participate in the Incentive Plan.

Certain Agreements with Executive Officers

      Employment Agreement with Lawrence A. Sala. The Company has an employment agreement dated July 1, 2001 with Lawrence A. Sala, President and Chief
Executive Officer of the Company, providing for Mr. Sala's employment as President and Chief Executive Officer until June 30, 2006 or such earlier date as may result pursuant to the terms of the agreement. The agreement provides for a base annual salary of $300,000 or such greater amount as the Board of Directors may determine, plus annual incentive bonus opportunity pursuant to the Incentive Plan and participation in certain insurance plans.

      The agreement terminates automatically in the event of Mr. Sala's death and the Company may terminate the agreement upon Mr. Sala's disability or for specified cause as defined in the agreement. In the event the agreement is terminated due to Mr. Sala's death, the Company will continue payment of his base salary to a designated beneficiary for a period of 90 days, and if termination is due to death or disability the Company must treat as immediately exercisable and disposable, respectively, all unexpired stock options and shares of restricted stock previously granted to him by the Company. In the event Mr. Sala's employment with the Company is terminated by the Company for reasons other than for cause, death or disability, or by Mr. Sala for "good reason" (as defined in the agreement), the Company will be obligated to pay severance to Mr. Sala in an amount equal to the greater of (i) three years' base salary at such date, plus $450,000 in lieu of incentive bonus payments, or (ii) Mr. Sala's base salary for the balance of the term of the agreement. The Company must also defray certain costs associated with obtaining new employment and relocation in connection with such termination and, as in the case of termination due to death or disability, must treat as immediately exercisable and disposable, respectively, all unexpired stock options and shares of restricted stock previously granted to him by the Company. In addition, if the termination occurs as a result of a "Change in Control" (as defined in the agreement), the Company must offer to retain Mr. Sala as an independent contractor consultant for a period of 12 months at an annual consulting fee equivalent to his base salary as in effect on the date of termination, with fringe benefits during the 12 month consulting period, and must treat as immediately exercisable and disposable all unexpired stock options and shares of restricted stock previously granted to him by the Company.

      In the event that Mr. Sala's employment continues for the entire term of the agreement and the Company and Mr. Sala are unable to negotiate a new employment agreement, the Company will be obligated to pay severance to Mr. Sala in an amount equal to three years' base salary at such date, plus $150,000 for each of the three ensuing fiscal years in lieu of incentive bonus payments.

      Employment Agreement with Carl W. Gerst, Jr. The Company has entered into an employment agreement dated February 14, 2004 with Carl W. Gerst, Jr., Chief Technical Officer and Vice Chairman of the Board of the Company, providing for Mr. Gerst's employment as Chief Technical Officer until June 30, 2007 or such earlier date as may result pursuant to the terms of the agreement. The agreement provides for a base annual salary of $250,000, or such greater amount as the Board of Directors may determine, plus participation in certain insurance plans.

      The agreement terminates automatically in the event of Mr. Gerst's death and the Company may terminate the agreement upon Mr. Gerst's disability or for specified cause as defined in the agreement. In the event the agreement is terminated due to Mr. Gerst's death, the Company will continue payment of his base salary to a designated beneficiary for a period of 90 days, and if termination is due to death or disability the Company must treat as immediately exercisable and disposable, respectively, all unexpired stock options and shares of restricted stock previously granted to him by the Company. In the event Mr. Gerst's employment with the Company is terminated by the Company other than for cause, death or disability, by Mr. Gerst for "good reason" (as defined in the agreement), or due to a "Change in Control" (as defined in the agreement), the Company will be obligated to pay severance to Mr. Gerst in an amount equal to the greater of (i) three years' base salary at such date, or (ii) Mr. Gerst's base salary for the balance of the term of the agreement. In addition, the Company must treat as immediately exercisable all unexpired stock options previously granted to him by the Company.

      In the event that Mr. Gerst's employment continues for the entire term of the agreement and the Company and Mr. Gerst are unable to negotiate a new employment agreement, the Company will be obligated to pay severance to Mr. Gerst in an amount equal to three years' base salary at such date.

      Change in Control  Agreements with Mark P. Burdick,  Timothy P. Ross, Gert
R. Thygesen, Joseph E. Porcello and Amy Tewksbury. The Company also has change of control agreements dated March 15, 2002 with Messrs. Burdick, Ross, Porcello and Thygesen, and dated August 8, 2002 with Ms. Tewksbury. The agreements provide that in the event the employee's employment with the Company ceases for reasons other than voluntary resignation or for "cause" within one year following a "change of control" (as the foregoing terms are defined in the agreement), the Company must pay the employee a severance benefit equal to his or her base annual salary, plus the incentive bonus paid to the employee in the year previous to the year in which the change of control occurs. In addition, the Company must treat as immediately exercisable and disposable, respectively, all unexpired stock options and shares of restricted stock previously granted to the employee by the Company, and must permit the employee to continue to participate in applicable Company benefit plans for the period during which he or she is receiving severance payments.

Board Compensation Committee Report on Executive Compensation

      The Compensation Committee recommends to the Board of Directors the compensation to be paid to the Company's executive officers on an annual basis. The Committee has implemented an executive compensation philosophy that seeks to relate executive compensation to corporate performance, individual performance including leadership performance, and creation of Shareholder value. Historically, this has been achieved through compensation programs which focus on both short and long-term results.

      In accordance with the Committee's executive compensation philosophy, the major components of executive compensation have been base salary, stock option grants and occasionally restricted stock awards. Option grants have been made pursuant to the Company's incentive stock option plans, and executive officers are also eligible to receive bonuses pursuant to the Company's performance based Incentive Plan. Restricted stock awards have been made pursuant to the Company's Guidelines for Grants of Restricted Stock Awards. If the Company's 2004 Comprehensive Long-Term Incentive Plan is approved by the Shareholders at the Meeting, additional types of incentive based awards (such as stock appreciation rights) may be used as additional components of the Company's executive compensation program.

      Salaries and incentive bonuses for executive officers are based on individual and organizational performance, affordability and competitive market trends. For purposes of informing the Committee of competitive trends, the Committee reviews compensation data from other comparable public companies in the wireless and satellite communications and defense electronics markets. The salary trend data used represents companies whose size and performance with respect to revenue, earnings per share and other factors are similar to those of the Company. In addition, the Committee periodically (most recently in May 2004) engages the services of an executive compensation expert. The Company's objective is to continue to try to maintain an executive compensation program that will attract, motivate and retain the brightest, most innovative and highest level of executive leadership possible. In the Committee's view, the Company's executive officer salaries and incentive compensation plans are positioned consistent with industry averages and the philosophy stated above.

      Section 162(m) ("Section 162") of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits federal income tax deductions for compensation paid after 1993 to the chief executive officer and the four other most highly compensated officers of a company to $1 million per year, but contains an exception for performance-based compensation that satisfies certain conditions. The Company has not adopted an absolute policy regarding Section 162 as it does not anticipate its executive compensation to reach such levels in the foreseeable future. The Company recognizes that deductibility of compensation payments must be one among a number of factors used in ascertaining appropriate levels or modes of compensation, and that the Company will make its compensation decisions based upon an overall determination of what it believes to be in the best interests of its Shareholders.

      The members of the Compensation Committee are James G. Gould, Chairman, Dale F. Eck, Herbert I. Corkin, and Dr. David Wilemon.

Stock Ownership Guidelines

      The Compensation Committee believes that Directors, officers and senior management should have a meaningful ownership interest in the Company to better align their interests with the long-term interests of Shareholders. As a result the Compensation Committee recommended, and the Board approved, the following Stock Ownership Guidelines for Directors, officers and senior management of the Company.

Position                              Multiple                  Time to Attain
--------                              --------                  --------------
President & CEO .................     3X Base Salary            48 months
Other Officers and ..............     2X Base Salary            48 months
   Senior Management
Outside Directors ...............     8X Annual Board           48 months
                                      Retainer Fee

Performance Graph

      The following performance graph compares the total Shareholder return of the Company's Common Stock to The Nasdaq Stock Market (US) Index and the Nasdaq Electronics Components Index. The graph assumes that $100 was invested in the Company's Common Stock and each Index on June 30, 1999 and that all dividends were reinvested.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                AMONG ANAREN, THE NASDAQ STOCK MARKET (US) INDEX
                   AND THE NASDAQ ELECTRONIC COMPONENTS INDEX

Cumulative Total Return

                       [Graph represented in table below]

                                       Cumulative Total Return
                       ---------------------------------------------------------
                       6/30/99   6/30/00   6/30/01   6/30/02   6/30/03   6/30/04
                       -------   -------   -------   -------   -------   -------
Anaren, Inc.           100.00    942.95    287.41    124.16    136.81    234.81
Nasdaq Stock
   Market (U.S.)       100.00    192.63     68.90     58.51     56.29     76.71
Nasdaq Electronic
   Components          100.00    239.22     96.57     54.23     60.06     78.25
----------
*     $100 INVESTED ON 6/30/99 IN STOCK OR INDEX -
      INCLUDING REINVESTMENT OF DIVIDENDS.
      FISCAL YEAR ENDING JUNE 30.

      Notwithstanding anything set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 which might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding performance graph and the report of the Compensation Committee shall not be deemed incorporated by reference into any such filings.

                                    ITEM TWO

                    APPROVAL OF AMENDMENT AND RESTATEMENT OF
                           EQUITY COMPENSATION PLANS

      The Board of Directors has approved the amendment and restatement of the Company's three existing stock option plans and the Company's restricted stock guidelines(the "Existing Plans"), subject to approval by the Shareholders at the Meeting. The amended and restated terms of the Existing Plans would, if approved, be set forth in a single consolidated equity compensation plan to be known as the Anaren, Inc. Comprehensive Long-Term Incentive Plan (the "Amended and Restated Plan").

      As set forth more fully below, the effect of the amendment and restatement of the Existing Plans would be to (i) combine the separate share pools that currently exist under the various Existing Plans into a single pool from which all future awards may be made to all participants, (ii) expand the types of equity-based awards that the Company may grant, and (iii) extend the term of the Existing Plans until October 31, 2014. The proposed amendment and restatement does not increase the number of shares that may be issued to participants. Specifically, from the original shares of Common Stock reserved for issuance under the Existing Plans, 1,326,488 shares presently remain available for grant. The proposed Amended and Restated Plan authorizes the same 1,326,488 shares to be used for future grants.

      The Board of Directors believes that the use of a single comprehensive amended and restated plan will allow the Company to use previously authorized shares for future grants (rather than request additional authorization at a time when more than an adequate number of shares are available for grant in other existing plans). The new plan will also give the Company maximum flexibility to provide multiple types of incentive compensation awards to officers, key employees, other Company employees, Directors and other non-employees who provide services to the Company. In addition, the Board believes that the use of a single plan will provide greater administrative efficiencies than the use of several plans for different constituencies.

      The following summary of the proposed Amended and Restated Plan is qualified in its entirety by reference to the specific provisions of the Plan, the full text of which is attached as Appendix A.

Purpose and General Features of the Amended and Restated Plan

      Like the Existing Plans, the purpose of the Amended and Restated Plan is to enable the Company to attract, retain and reward talented officers, key employees, other Company employees, directors and non-employees who provide services to the Company, through the use of performance based incentives. To the extent that such persons have an equity interest in the Company, the interests of such persons will be more closely associated with the interests of Shareholders. Further, equity-based incentives can be used to reinforce the relationship between Shareholder gains and compensation.

      The Amended and Restated Plan empowers the Company to grant to eligible participants, from time to time, various types of equity-based awards, including but not necessarily limited to (i) Incentive Stock Options within the meaning of
Section 422 of the Internal  Revenue Code,  (ii)  Non-Statutory  Stock  Options,
(iii) Stock Appreciation Rights ("SARs"), (iv) Restricted Stock, and (v) Performance Shares and Performance Units, and any combination of such awards. The Amended and Restated Plan is designed to provide the Company with flexibility in the grant of equity-based incentive compensation to achieve the overall goals of the Plan. The term of the Amended and Restated Plan is for ten years and shall expire on October 31, 2014 if not earlier terminated by the Board.

      The Amended and Restated Plan will be administered by the full Board of Directors or by the Compensation Committee of the Board (the "Committee"), which shall consist of at least three members of the Board, each of whom (i) qualifies as a "non-employee director" as defined by Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, and (ii) qualifies as an "outside director" under Section 162(m) of the Internal Revenue Code.

      Officers, key employees, other Company employees, directors and non-employees who provide services to the Company shall be eligible to participate in the Amended and Restated Plan. Participants, who may receive awards under the Amended and Restated Plan, shall be selected by the Committee based upon such factors as past and potential contributions to the success, profitability, and growth of the Company.

      Subject to further adjustments as noted below, 1,326,488 shares of Common Stock (equivalent to the number of shares presently issuable under the Existing Plans) will be available for issuance over the 10 year term of the Amended and Restated Plan. From that total, not more than 250,000 shares may be granted with respect to awards other than Incentive Stock Options and Non-Statutory Stock Options. The foregoing maximums are subject to adjustment in the event of a reorganization, stock split, stock dividend, combination of shares, merger, consolidation, recapitalization of the Company or other similar transaction. Shares of Common Stock issued under the Amended and Restated Plan may be newly issued shares, treasury shares, or any combination thereof.

      Except to the extent provided by the Committee at the time an award is made, no award granted under the Amended and Restated Plan, and no right or interest therein, shall be assignable or transferable by a participant other than by will or by the laws of descent and distribution. The Board may amend or terminate the Amended and Restated Plan at any time, provided that that any amendment which must be approved by the Shareholders pursuant to applicable law or listing standards shall not be effective unless and until such approval has been obtained.

Information Regarding Types of Awards Available Under the Amended and Restated Plan

      Stock Options. Options granted under the Amended and Restated Plan may be designated as either Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code or Non-Statutory Stock Options. The exercise price of an option shall be at least 100% of the fair market value of the underlying Common Stock on the date of grant (or 110% of such value in the case of Incentive Stock Options granted to any individual who is a 10% Shareholder of the Company). The number of shares of Common Stock in respect of which Incentive Stock Options are first exercisable by any optionee during any calendar year shall not have a fair market value (determined at the date of grant) in excess of $100,000. Stock options shall be exercisable for such period or periods not in excess of 10 years after the date of grant as shall be determined by the Committee. Unless otherwise determined by the Committee (i) Incentive Stock Options granted to persons considered "key employees" shall become exercisable in five equal annual installments beginning on the first anniversary of the date of grant, (ii) Incentive Stock Options granted to persons other than "key employees" shall become exercisable on the third anniversary of the date of grant, and (iii) Non-Statutory Stock Options shall become exercisable in three equal annual installments beginning on the first anniversary of the date of grant. Grants may specify individual or Company performance goals that must be achieved as a condition to exercise of the option. The Committee shall have the authority, in its discretion, to accelerate the time at which a stock option becomes exercisable, provided that no stock option shall be exercisable earlier than one year following the date the option is granted.

      Stock options shall be exercisable only upon the payment in full to the Company of the entire option exercise price (i) in cash or by check or other arrangements acceptable to the Company, (ii) by the transfer to the Company of shares of Common Stock (at the fair market value thereof on the date of exercise), or (iii) by a combination of such methods of payment.

      Stock Appreciation Rights. The Committee may also grant SARs, which represent the right to receive from the Company an amount in cash or stock (valued at fair market value), determined by the Committee and expressed as a percentage (not exceeding 100%) of the difference between the base price established for the SARs and the market value of the underlying shares on the payment date. Each SAR must have a base price that is not less than the fair market value of the underlying shares on the date of grant and must specify the period of continuous employment (if any) that is necessary before the SAR becomes exercisable. SARs may also specify individual or Company performance goals that must be achieved as a condition to the exercise of the SAR. SARs may be granted on a stand-alone basis or in connection with option rights (in which case they may require the surrender and voluntary cancellation of all or a portion of the option right in exchange for the consideration described above).

      Restricted Stock. The Amended and Restated Plan authorizes the Committee to award Restricted Stock, consisting of a specified number of shares of Common Stock that are transferred to a participant and subject to forfeiture to the Company under such conditions and for such periods of time (not less than 36 months from the date of grant) as the Committee may determine. Restricted stock may be subject to individual or Company performance goals that, if achieved, will result in termination or early termination of the restrictions applicable to the Shares. A participant may vote and receive dividends on the shares of Restricted Stock awarded, but may not sell, assign, transfer, pledge, or otherwise encumber such shares of Restricted Stock during the forfeiture period. Notwithstanding the foregoing, the Committee shall have the authority to accelerate the time at which any or all restrictions applying to the Restricted Stock shall lapse.

      Performance Shares/Performance Units. The Amended and Restated Plan authorizes the Committee to make awards of Performance Shares or Performance Units that become payable, in cash or stock (valued at fair market value), to a participant upon achievement of specified objectives and/or satisfaction of vesting periods. A Performance Unit is the equivalent of $1.00, and a Performance Share is the equivalent of one share of Common Stock (which may appreciate in value based on the value of the stock). Unless otherwise provided by the Committee, such awards may not be payable prior to the third anniversary of the date of grant, and under no circumstances (other than in connection with a change of control or in the discretion of the Committee upon involuntary termination of employment without cause, death, disability, retirement, hardship or other special circumstances) may such awards be payable prior to the first anniversary of the date of grant. Performance units and shares may be subject to individual or Company performance goals that must be met within a specified period.

      Other Awards. The Amended and Restated Plan authorizes the Committee to make other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, the Common Stock. In addition, cash awards, as an element of or supplement to any other award granted under the Amended and Restated Plan, may also be granted. Shares may also be granted as a bonus or in lieu of obligations of the Company or a subsidiary to pay cash or deliver other property under the Amended and Restated Plan or under other plans or compensatory arrangements.

Federal Income Tax Consequences

      The anticipated federal income tax consequences relating to the different types of awards under the Amended and Restated Plan are as described below.

      Upon Grant of Options and SARs. An optionee will not recognize any taxable income at the time a stock option or SAR is granted and the Company will not be entitled to a federal income tax deduction at that time.

      Upon Exercise of Incentive Stock Options. No ordinary income will be recognized by the holder of an Incentive Stock Option at the time of exercise. The excess of the fair market value of the shares at the time of exercise over the aggregate option price will be an adjustment to alternative minimum taxable income for purposes of the federal "alternative minimum" tax at the date of exercise. If the optionee holds the shares for the greater of two years after the date the option was granted and one year after the acquisition of such shares, the difference between the aggregate option price and the amount realized upon disposition of the shares will constitute a Long-Term capital gain or loss, as the case may be, and the Company will not be entitled to a federal income tax deduction. If the shares are disposed of in a sale, exchange or other "disqualifying disposition" within two years after the date of grant or within one year after the date of exercise, the optionee will realize taxable ordinary income in an amount equal to the excess of the fair market value of the shares purchased at a time of exercise over the aggregate option price (the bargain purchase element), and the Company will be entitled to a federal income tax deduction equal to such amount. The amount of any gain in excess of the bargain purchase element realized upon a "disqualifying disposition" (i.e., the excess of the fair market value of the shares on the date of disposition over the fair market value of the shares on the date of exercise) will be recognized as capital gain to the holder. The Company will not be entitled to a federal income tax deduction for the capital gain amount.

      Upon Exercise of Non-Statutory Stock Options. Upon the exercise of a Non-Statutory Stock Option, ordinary income will be recognized by the holder in an amount equal to the excess of the fair market value of the shares purchased at the time of such exercise over the aggregate option price. The Company will be entitled to a corresponding federal income tax deduction. Upon any subsequent sale of the shares, the optionee will generally recognize a taxable capital gain or loss based upon the difference between the per share fair market value at the time of exercise and the per share selling price at the time of the subsequent sale of the shares.

      Upon Exercise of Stock Appreciation Rights. Upon the exercise of a SAR, the holder will realize ordinary income on the amount of cash received and/or the then current fair market value of the shares of Common Stock acquired, and the Company will be entitled to a corresponding federal income tax deduction. The holder's basis in any shares of Common Stock acquired will be equal to the amount of ordinary income which he or she recognized. Upon any subsequent disposition of acquired shares, any gain or loss realized will be a capital gain or loss.

      Restricted Stock. Unless a participant makes the election described below, a participant receiving a grant of Restricted Stock will not recognize income and the Company will not be allowed a deduction at the time such shares of Restricted Stock are granted. While the restrictions on the shares are in effect, a participant will recognize ordinary income equal to the amount of any dividends received. When the restrictions on the shares are removed or lapse, the excess of the fair market value of the shares as of the date the restrictions on the shares lapse or are removed over the amount paid, if any, by the participant for the shares will be ordinary income to the participant, and will be allowed as a deduction for federal income tax purposes to the Company. Upon disposition of the shares, the gain or loss realized by the participant will be taxable as capital gain or loss. However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, a participant's ordinary income will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by the Company will be equal to the excess of the fair market value of the shares as of the date of grant over the amount paid, if any, by the participant for the shares. If such election is made and a participant thereafter forfeits his or her stock, no deduction will be allowed for the amount previously included in such participant's income.

      Performance Units/Performance Shares. No income will be recognized upon the grant of Performance Units or Performance Shares. Upon earn-out of Performance Units or Performance Shares, the recipient will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received, and the Company will be entitled to a corresponding federal income tax deduction.

Change of Control Provisions

      In the event of a change of control (as defined in the Amended and Restated Plan), unless the Committee otherwise elects, all vested options and associated SARs shall remain exercisable until expiration of their stated term and shall be cashed out, converted to options and associated SARs of the acquiring entity, assumed by the acquiring entity or otherwise disposed of in the manner provided in any Shareholder-approved agreement or plan governing or providing for the change of control; provided that any such cash-out, conversion, assumption or disposition shall not deprive the option holder of the inherent value of his or her options, measured solely by the excess of the fair market value of the underlying option shares immediately prior to the change of control over the exercise price. In the absence of such governing provisions in a change of control agreement, the Committee, in its sole discretion, may on a case-by-case basis require any vested, exercisable options and associated SARs that remain outstanding upon a change of control to be cashed out and terminated in exchange for a lump sum cash payment, shares of the acquiring entity or a combination thereof equal in value to the value of the option, measured in the manner described above, immediately prior to the change of control. Any non-vested options and associated SARs and restricted stock that are not then vested shall continue in accordance with the terms of the grant agreements. SARs (other than SARs subject to the provisions described above), Performance Shares and Performance Units shall, to the extent exercisable at the time of the change of control, remain exercisable until expiration and shall, if not vested at the time of the change of control, continue in accordance with the terms of the grant agreement.

      In the event of (A) an involuntary termination of a participant's employment with the Company within 12 months after a change of control for any reason other than cause, death, disability or retirement, or (B) the participant's voluntary resignation within such period upon a reasonable determination (as defined in the Amended and Restated Plan) that there has been
(1) a significant change in the nature or scope of the participant's authority, powers, functions or duties attached to his or her position (or, as a result of the change of control and a change in circumstances thereafter, he or she is unable to exercise such authority, powers, functions or duties), (2) a material reduction in the participant's total compensation, or (3) a significant change in the location where the participant is required to perform services, each unexpired option and SAR shall become exercisable, all restrictions on Restricted Stock shall lapse, and all management objectives and/or vesting requirements of all Performance Shares, Performance Units and other awards shall be deemed to have been fully earned and/or satisfied.

New Plan Benefits

      Because benefits under the Amended and Restated Plan will depend on the Compensation Committee's exercise of its discretion as administrator and the fair market value of the Company's Common Stock at various future dates, it is not possible to determine the benefits that will be received by specific individuals if the Amended and Restated Plan is approved by the Shareholders.

Vote Required for Approval

      The affirmative vote of a majority of the votes cast in person or by proxy at the Meeting is required for approval of the Amended and Restated Plan.

      The Board of Directors recommends that Shareholders vote FOR this proposal. Proxies solicited by the Board of Directors will be voted in favor of the proposal unless Shareholders specify otherwise.

                                   ITEM THREE

                         RATIFICATION OF APPOINTMENT OF
                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      During the fiscal year ended June 30, 2004, the firm of KPMG LLP, the Company's independent registered public accounting firm, was retained by the Board of Directors to perform the annual examination of the consolidated financial statements of the Company and its subsidiaries. The Audit Committee also retained KPMG LLP to advise the Company in connection with the accounting and tax treatment of the Company's decision to shut down its Anaren Europe operations, and to provide assistance in the preparation of federal and state tax returns.

      The Audit Committee has appointed KPMG LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2005, subject to ratification of the appointment by the Shareholders. Although Shareholder ratification is not required, the Board of Directors has determined that it would be desirable to request an expression from the Shareholders as to whether or not they concur in this appointment. KPMG LLP has been the Company's principal independent registered public accounting firm for over 25 years and is considered by management to be well qualified. It is anticipated that a representative of KPMG LLP will be present at the Meeting and will have an opportunity to make a statement and to answer questions of Shareholders.

Audit and Non-Audit Fees

      The following table sets forth the aggregate fees billed to the Company by KPMG LLP for professional services rendered for the fiscal years ended June 30, 2004 and 2003:

                                         2004            2003
                                       --------        --------
      Audit Fees ...................   $315,000        $313,389(3)
      Audit Related Fees(1) ........   $ 15,500        $ 57,538
      Tax Fees(2) ..................   $ 95,353        $213,819
      All Other Fees ...............   $      0        $      0
----------
(1) Includes fees incurred in connection with audits of employee benefits plans.
(2) Includes all professional tax services provided to the Company by KPMG LLP including tax compliance, tax planning and tax advice.
(3) Includes fees of $60,311 incurred in connection with the Company's fiscal year 2003 audit that were billed after publication of the proxy statement for the 2003 Annual Shareholders Meeting.

      In accordance with the Company's Audit Committee Charter, the Audit Committee pre-approved 100% of the Audit Fees, 100% of the Audit Related Fees, 100% of the Tax Fees, and 100% of the "All Other" Fees for fiscal year 2004.

Vote Required for Approval

      Ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast in person or by proxy at the Meeting. If the Shareholders should not ratify the appointment of KPMG LLP, the Audit Committee will reconsider the appointment.

      The Board of Directors recommends that Shareholders vote FOR this Proposal. Proxies solicited by the Board of Directors will be voted in favor of the Proposal unless Shareholders specify otherwise.

                             AUDIT COMMITTEE REPORT

      The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. In this capacity, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company, in addition to legal and regulatory compliance. The Audit Committee's responsibilities are more fully described in its Charter which was most recently amended in August 2004 and is attached as Appendix B. The Audit Committee is comprised of four Directors, each of whom is independent as defined by the Sarbanes-Oxley Act of 2002 and Rule 4200 of the Nasdaq listing standards. The Audit Committee's chairman, Dale F. Eck, in the opinion of the Committee and the Board, is a "financial expert" as that term is defined by the Sarbanes-Oxley Act of 2002.

      The Committee reviewed and discussed the Company's audited financial statements with management, which has primary responsibility for the financial statements, and the Company's independent registered public accounting firm, KPMG LLP, who are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The discussions included the quality, not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments, and the clarity of disclosures. The Audit Committee also discussed with the Company's senior management and independent registered public accounting firm the process for certifications by the Company's Chief Executive Officer and Vice President of Finance, which are required by the Securities and Exchange
Commission and the Sarbanes-Oxley Act of 2002. In addition, the Committee reviewed and discussed the interim financial information contained in each quarterly earnings announcement with senior management and the Company's independent registered public accounting firm prior to public release. The Committee periodically met with the independent registered public accounting firm, with and without management present, to discuss the result of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting process.

      The Committee also reviewed with the Company's independent registered public accounting firm the overall scope and plans of their respective audits for fiscal year 2004. The Committee reviewed and approved, in advance, all fees paid to the independent registered public accounting firm, including those described in the Statement of Auditing Standards No. 61, as amended, "Communication with Audit Committees."

      Throughout the year the Audit Committee monitors matters related to the independence of KPMG LLP. In discharging its oversight responsibility as to the audit process, as part of its monitoring activities, the Audit Committee obtained from the Company's independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on the independent registered public accounting firm's independence consistent with Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"). The Audit Committee also discussed with management and the independent registered public accounting firm the quality and adequacy of the Company's internal controls and identification of audit risk. In concluding that the independent registered public accounting firm is independent, the Committee concluded, among other things, that the non-audit services provided by KPMG LLP did not compromise their independence. Consistent with the requirements of the Sarbanes-Oxley Act of 2002, the Committee has adopted additional policies to ensure the independence of the independent registered public accounting firm, such as prior committee approval of non-audit services and rotation of the lead audit partner.

      Based on the above-mentioned reviews and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2004. The Committee also appointed KPMG LLP to be the Company's independent registered public accounting firm for fiscal year 2005, subject to Shareholder ratification.

                              Dale F. Eck (Chair)
                               Herbert I. Corkin
                                 James G. Gould
                               Matthew S. Robison

                          CERTAIN RELATED TRANSACTIONS

      David M. Ferrara, Secretary and General Counsel of the Company, is a member in the law firm of Bond, Schoeneck & King, PLLC, which has rendered and continues to render legal services to the Company. During the fiscal year ended June 30, 2004, the Company paid Bond, Schoeneck & King, PLLC $273,844 for services rendered and for related disbursements.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, executive officers and holders of more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock. Such persons are required by regulations of the SEC to furnish the Company with copies of all such filings. Based on its review of the copies of such filings received by it and written representations of Reporting Persons with respect to the fiscal year ended June 30, 2004, the Company believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended June 30, 2004.

                                 MISCELLANEOUS

Other Matters

      As of the date of this Proxy Statement, management has no knowledge of any business which will be presented for consideration at the Meeting other than that described herein. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

Solicitation of Proxies

      The entire expense of preparing, assembling and mailing the Proxy Statement, form of proxy and other material used in the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and the Company will reimburse them for expenses in so doing. To the extent necessary to ensure sufficient representation, officers and regular employees of the Company may request, without additional compensation therefor, the return of proxies personally or by telephone or telegram. The extent to which this will be necessary depends entirely on how promptly proxies are received, and Shareholders are urged to send their proxies without delay.

                              SHAREHOLDER PROPOSALS

      In order for a Shareholder proposal to be considered for inclusion in the Company's Proxy Statement relating to the 2005 Annual Meeting of Shareholders, such proposal must be received by the Company by May 20, 2005.

                                      David M. Ferrara
                                      Secretary and General Counsel

Date: September 17, 2004
      East Syracuse, New York

                                   APPENDIX A

              ANAREN, INC. COMPREHENSIVE LONG-TERM INCENTIVE PLAN

      1. Preamble. The Board of Directors of Anaren, Inc. ("Company") has historically maintained an Incentive Stock Option Plan which authorized the grant of incentive stock options to officers and other key employees ("Option Plan"). Most recently, the Option Plan was replaced by the Anaren, Inc. Incentive Stock Option Plan for Key Employees, which became effective November 2, 2000 ("Key Employee Plan"). Effective as of January 1, 2001, the Board of Directors of the Company adopted a Anaren Company-Wide Stock Option Plan ("Company-Wide Plan"). The Company-Wide Plan authorized the grant of incentive stock options to all employees except those eligible to participate in the Key Employee Plan.

      Effective as of August 24, 1989, the Board of Directors of the Company adopted a Nonstatutory Stock Option Plan ("Nonstatutory Plan"). The Nonstatutory Plan authorized the grant of nonstatutory stock options to members of the Company's Board of Directors, consultants to the Company, and other persons rendering services to the Company who are not also full-time employees.

      Effective November 2, 1999 and November 2, 2000, the Board of Directors of the Company adopted Restricted Stock Guidelines which authorized the Compensation Committee of the Board to grant awards of restricted stock to key officers and employees of the Company during the Company's fiscal years ending June 30, 2000 and June 30, 2001, respectively ("Restricted Stock Guidelines").

      This document sets forth the terms of the Anaren, Inc. 2004 Comprehensive Long-Term Incentive Plan ("2004 Plan"), which shall amend, restate, and replace the Key Employee Plan, the Company-Wide Plan, the Nonstatutory Plan and the Restricted Stock Guidelines as the basis upon which the Compensation Committee of the Board of Directors shall be authorized to grant stock options and restricted stock. In addition, the 2004 Plan shall authorize the grant of additional forms of incentive compensation, including, but not limited to, restricted stock units, stock appreciation rights, performance units, and performance shares. The 2004 Plan shall become effective as of November 1, 2004, contingent upon the approval of the 2004 Plan by the shareholders of the Company. Options and other rights described in this 2004 Plan document shall be granted on or after November 1, 2004 only in accordance with the terms of this 2004 Plan document. Options and other rights granted prior to November 1, 2004 shall continue to be governed by the terms of the Key Employee Plan, the Company-Wide Plan, the Nonstatutory Plan, or the Restricted Stock Guidelines, as applicable.

      2. Purpose of the Plan. The purpose of this 2004 Plan is to attract, retain and motivate all employees, including officers, directors and other key employees of the Company and its subsidiaries, to provide to such persons competitive equity incentives and rewards for superior performance and contribution, and to more closely align employee officer and director interests with those interests of the Company's shareholders.

      3. Eligibility. Members of the Board of Directors, employees and consultants of the Company shall be eligible to participate in the 2004 Plan, subject to the limitations described below. Participants shall be selected by the Compensation Committee based upon, among other factors, the individual's past and potential contributions to the success, profitability, and growth of the Company. Subject to the discretion of the Committee as described in Section 19, eligibility to participate in the 2004 Plan shall be limited to individuals employed by or performing services for the Company and its subsidiaries in North America.

      4. Definitions. Capitalized terms used herein shall have the meanings assigned to such terms in this Section 4.

            a. "Affiliate" has the meaning given such term under Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

            b. "Applicable Laws" means the requirements relating to the administration of equity-based compensation plans under Federal and State corporate laws, Federal and State securities laws, the Code, any stock exchange or quotation system on which the Common Shares are listed or quoted, and the applicable laws of any other country or jurisdiction where Awards are granted under the 2004 Plan.

            c. "Appreciation Right" (or "Stock Appreciation Right") means a right granted pursuant to Section 12 of this 2004 Plan.

            d. "Associate" has the meaning given such term under Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

            e. "Award" means an award granted under this 2004 Plan in one of the forms provided for in Section 5.

            f. "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of an Appreciation Right.

            g. "Beneficial Owner" has the meaning given such term under Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

            h. "Board" means (i) the Board of Directors of the Company, or (ii) a committee or subcommittee of the Board appointed by the Board from among its members.

            i. "Cause" shall mean (i) willful malfeasance or willful misconduct by the Participant in connection with his employment, (ii) continuing failure to perform such duties as are requested by the Company, (iii) failure by the Participant to observe material policies of the Company applicable to the Participant, or (iv) the commission by the Participant of any (A) felony, or (B) misdemeanor involving moral turpitude. The Committee shall determine, in its sole discretion, whether a termination of employment is for Cause.

            j. "Change of Control" shall occur in the event:

                  i. as the result of, or in connection with any tender offer or exchange offer, consolidation, merger or other business combination, sale of assets or contested election or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of the Company before the Transaction shall cease for any reason to constitute at least 50% of the Board of Directors of the Company or any successor to the Company; or

                  ii. any Person, including a Group, becomes the Beneficial Owner, directly or indirectly, of shares of the Company having more than 50% of the total number of votes that may be cast for the election of Directors of the Company; or

                  iii. the Company is merged or consolidated with another company, and as a result of the merger or consolidation, less than 50% of the outstanding voting securities of the surviving or resulting Company shall then be owned in the aggregate by the former stockholders of the Company, other than Affiliates, or any party to the merger or consolidation; or

                  iv. a tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding voting securities; or

                  v. the Company transfers substantially all of its assets to another company which is not a direct or indirect wholly-owned Subsidiary of the Company.

            k. "Code" means the Internal Revenue Code of 1986, and regulations thereunder, as such law and regulations may be amended from time to time.

            l. "Committee" means the Compensation Committee of the Board or such other committee described in Section 20 of the 2004 Plan.

            m. "Common Shares" means the common stock, $.01 par value per share, of the Company, or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in
      Section 16 of this 2004 Plan. Except as otherwise provided herein, all Common Shares issued pursuant to the 2004 Plan shall have the same rights as all other issued and outstanding Common Shares, including, but not limited to, voting rights, the right to dividends, if declared and paid, and the right to pro rata distributions of the Company's assets in the event of liquidation.

            n. "Company" shall mean Anaren, Inc., a New York corporation, and any Subsidiaries of Anaren, Inc.

            o. "Covered Employee" means a Participant who is, or is determined by the Committee to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision).

            p. "Date of Grant" means the date specified by the Committee on which a grant of Option Rights, Appreciation Rights, Retroactive Stock Appreciation Rights, Performance Units, Performance Shares, Restricted Shares, Restricted Stock Units or other Awards under this 2004 Plan shall become effective.

            q. "Director" means a member of the Board of Directors of the Company.

            r. "Disability" shall mean the Participant's absence from his duties with the Company on a full-time basis for six consecutive months, or for shorter periods aggregating seven months or more in any year as a result of the Participant's incapacity due to physical or mental illness, unless within 30 days after the Company gives written notice of termination following such absence the Participant shall have returned to the full-time performance of his duties. The determination of whether a Participant has suffered a Disability shall be made by the Board based upon such evidence as it deems necessary and appropriate, and shall be conclusive and binding on the Participant. A Participant shall not be considered disabled unless he furnishes such medical or other evidence of the existence of the Disability as the Board, in its sole discretion, may require.

            s. "Dollar-Denominated Awards" means Performance Unit Awards and any other Award the amount of which is based on a specified amount of money (other than an amount of money determined by reference to the Market Value per Share of a specified number of Common Shares). Options, Stock Appreciation Rights and Retroactive Stock Appreciation Rights are not Dollar-Denominated Awards.

            t. "Eligible Employee" means an individual who performs services for the Company and who is treated by the Company for payroll and employment tax purposes as a common law employee of the Company. The term Eligible Employee shall not include any individual who performs services for the Company as an Independent Contractor or other non-employee classification, or any individual who is treated by the Company for payroll and employment tax purposes as a non-employee, even if any such individual is reclassified by a court or regulatory agency as a common law employee of the Company.

            u. "Evidence of Award" means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee which sets forth the terms and conditions of the Option Rights, Appreciation Rights, Retroactive Stock Appreciation Rights, Performance Units, Performance Shares, Restricted Shares, Restricted Stock Units or other Awards granted under the 2004 Plan. An Evidence of

      Award may be in an electronic medium, may be limited to a notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant.

            v. "Exchange Act" means the Securities Exchange Act of 1934, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

            w. "Group" means persons and entities that act in concert as described in Section 14(d)(2) of the Exchange Act (other than the Company and other than any profit-sharing, employee stock ownership or any other employee benefit plan of the Company, or any trustee of or fiduciary with respect to any such plan when acting in such capacity and other than any executive officer of the Company).

            x. "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

            y. "Management Objectives" means the measurable performance objective or objectives established pursuant to this 2004 Plan for Participants who have received grants of Performance Units or Performance Shares or, when so determined by the Committee, Option Rights, Appreciation Rights, Retroactive Stock Appreciation Rights, Restricted Shares, Restricted Stock Units and other Awards pursuant to this 2004 Plan. Management Objectives may be described in terms of Company-Wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other corporations. The Management Objectives applicable to any Award to a Covered Employee shall be based on specified levels of or growth in one or more of the following criteria: revenues, earnings from operations, earnings before or after interest and taxes, net income, cash flow, earnings per share, debt to capital ratio, economic value added, return on total capital, return on invested capital, return on equity, return on assets, total return to shareholders, earnings before or after interest, depreciation, amortization or extraordinary or special items, return on investment, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, cash flow in excess of cost of capital, operating margin, profit margin, stock price and/or strategic business criteria consisting of one or more objectives based on meeting specified product development, strategic partnering, research and development, market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of Subsidiaries, affiliates and joint ventures. Management Objectives may be stated as a combination of the listed factors. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances (including those events and circumstances described in Section 16 of this 2004 Plan) render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a Covered Employee to the extent that such action would result in the loss of the otherwise available exemption of the Award under Section 162(m) of the Code.

            z. "Market Value per Share" means the closing sale price per Common Share (or average of the quoted closing bid and asked prices if there is no closing sale price reported) on the trading day immediately prior to the date specified as reported by the principal national exchange or such other trading system on which Common Shares are then listed or trading, if any. If there is no reported price information for the Common

      Shares, the Market Value per Share will be determined by the Board or the Committee, in its sole discretion. In making such determination, the Board or the Committee may, but shall not be obligated to, commission and rely upon an independent appraisal of the Common Shares.

            aa. "Non-Statutory Stock Option" shall mean the right granted to a Participant to purchase Common Shares under this 2004 Plan, the grant, exercise and disposition of which are not intended to be subject to the requirements and limitations of Internal Revenue Code Section 422.

            bb. "Optionee" means the optionee named in an agreement evidencing an outstanding Option Right.

            cc. "Option Price" means the purchase price payable upon the exercise of an Option Right.

            dd. "Option Right" or "Option" means the right to purchase Common Shares from the Company upon the exercise of an option granted pursuant to
      Section 7 of this 2004 Plan.

            ee. "Participant" means a person who is selected by the Committee to receive benefits under this 2004 Plan and who is at the time a Director, Eligible Employee or consultant of the Company (including an officer) or a person who has been offered employment by the Company, provided that such prospective employee may not receive any payment or exercise the right relating to any Award until such person has commenced employment with the Company.

            ff.   "Performance-Based   Compensation"  means  compensation  which
      satisfies the requirements applicable to "performance-based compensation" under Section 162(m) of the Code.

            gg. "Performance Period" means, in respect of a Performance Unit or Performance Share, a period of time established pursuant to Section 13 of this 2004 Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

            hh. "Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 13 of this 2004 Plan.

            ii. "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 13 of this 2004 Plan.

            jj. "Person" shall have the same meaning as defined in Section 13(d) and 14(d)(2) of the Exchange Act and includes any individual, corporation, partnership or other person or entity and any Group and all Affiliates and Associates of any such individual, corporation, partnership, or other person or entity or Group.

            kk. "Restricted Stock Award" means an award of Common Shares (hereafter "Restricted Stock or Restricted Shares") granted subject to the restrictions described in Section 11 of this 2004 Plan and subject to tax under Section 83 of the Code.

            ll. "Restricted Stock Unit Award" means Common Shares that will be issued to a Participant at a future time or times in accordance with
      Section 11, and other applicable provisions of the 2004 Plan.

            mm. "Retirement" means retirement, in good standing, after attaining normal retirement age (65) under the provisions of any retirement plan of the Company.

            nn.   "Retroactive   Stock   Appreciation   Rights"   shall  mean  a
      Participant's right to receive payments described in Section 10.

            oo. "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised over the Base Price provided for in the Appreciation Right.

            pp. "Subsidiary" means a corporation, company or other entity which is designated by the Committee, and in which the Company has a direct or indirect ownership or other equity interest, provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which, at the time of the grant, the Company owns or controls, directly or indirectly, more than 50% of the total combined
      voting  power   represented  by  all  classes  of  stock  issued  by  such corporation.

            qq. "Termination" shall mean involuntary termination by the Company of the employment of the Participant with the Company for any reason other than death, Disability, Retirement or Cause, or the voluntary resignation of the Participant upon the occurrence of either of the following events:

            i. A reasonable determination (as defined below) that there has been a significant change in the nature or scope of the Participant's authority from that prior to a Change of Control, a material reduction in the Participant's total compensation (including all bonuses, incentive compensation and benefits) from that prior to a Change of Control, or a significant change in the location where the Participant is required to perform services from that prior to a Change of Control; or

            ii. A reasonable determination (as defined below) that, as a result of a Change of Control and a change in circumstances thereafter significantly affecting the Participant's position, he is unable to exercise the authority, powers, function or duties attached to his position.

            iii. "Reasonable Determination." Termination of the Participant's employment in the judgment of the Compensation Committee's "reasonable determination" shall mean termination based on:

                  (A) subsequent to a Change of Control of the Company, and without the Participant's express written consent, the assignment to him of any duties inconsistent with his positions, duties, responsibilities and status with the Company immediately prior to a Change of Control, or a change in the Participant's reporting responsibilities and status with the Company immediately prior to a Change of Control, or a change in the Participant's reporting responsibilities, or offices as in effect immediately prior to a Change of Control, or any removal of the Participant from, or any failure to re-elect him to, any of such positions, except in connection with the termination of his employment for Cause, Disability or Retirement or as a result of his death; or

                  (B) subsequent to a Change of Control of the Company, a failure by the Company to continue any bonus plans in which the Participant is presently entitled to participate (the "Bonus Plans") as the same may be modified from time to time, but substantially in the forms currently in effect, or a failure by the Company to continue the Participant as a participant in the Bonus Plans on at least the same basis as he presently participates in accordance with the Bonus Plans; or

                  (C) subsequent to a Change of Control of the Company and without the Participant's express written consent, the Company's requiring him to be based anywhere other than his present office location, except for required travel on the Company's business to an extent substantially consistent with his present business travel obligations; or

                  (D) subsequent to a Change of Control of the Company, the failure by the Company to continue in effect any benefit or compensation plan, stock ownership plan, stock purchase plan, stock option plan, life insurance plan, health and accident plan or disability plan in which the Participant is participating at the time of Change of Control of the Company (or plans providing him with substantially similar benefits), the taking of any action by the Company which would adversely affect the Participant's participation in or materially reduce his benefits under any of such plans or deprive him of any material fringe benefit enjoyed by him at the time of the Change of Control, or the failure by the Company to provide him with the number of paid vacation days to which he is then entitled in accordance with the Company's normal vacation policy in effect on the date hereof; or

                  (E) subsequent to a Change of Control of the Company, the failure by the Company to obtain the assumption or performance of agreements entered into pursuant to this 2004 Plan by any successor of the Company.

      For purposes of this subsection (ii), "reasonable determinations" shall be made by an affirmative vote of at least 50% of the individuals who are both (X) members of the Board immediately prior to the applicable Change of Control, and
(Y) members of the board of directors of the successor entity by which the Participant is employed immediately prior to his resignation. If no individual is described in both (X) and (Y) above, then "reasonable determinations" shall be made at the sole discretion of the Participant.

            rr. "Vesting Period" means the vesting period, if any, applicable to an Award and established by the Committee as of the Date of Grant. Unless otherwise specified in the 2004 Plan or in an Evidence of Award, the Vesting Period for all Awards granted under this 2004 Plan shall be three years.

      5. Grants of Awards.

            a. Subject to the provisions of the 2004 Plan, the Committee may at any time, and from time to time, grant the following types of Awards to any Participant:

            i.    Options;

            ii. Stock Appreciation Rights and Retroactive Stock Appreciation Rights; and

            iii. Other Awards, which may but need not be, in the form of Performance Share Awards, Performance Unit Awards, Restricted Stock Awards, or Restricted Stock Unit Awards.

Any provision above to the contrary notwithstanding, the Committee may grant Incentive Stock Options only to Participants who are Eligible Employees.

            b. Subject to the provisions of the 2004 Plan, after an Award has been granted,

            i. the Committee may waive any term or condition thereof that could have been excluded from such Award when it was granted; and

            ii. with the written consent of the affected Participant, may amend any Award after it has been granted to include (or exclude) any provision which could have been included in (or excluded from) such Award when it was granted, and no additional consideration need be received by the Company in exchange for such waiver or amendment.

            c. Any Award grant may specify that the amount payable on exercise of such Award may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Committee the right to elect among those alternatives.

            d. Any Award grant may specify that the amount payable on exercise of such Award may not exceed a maximum specified by the Committee at the Date of Grant.

            e. Any Award grant may specify waiting periods before exercise and permissible exercise dates or periods. Except as otherwise provided in the 2004 Plan or in an Evidence of Award or other agreement between the Committee and a Participant, no Award granted under this 2004 Plan shall vest or become exercisable or payable prior to the third anniversary of the Date of Grant.

            f. Any Award grant may provide for the payment to the recipient of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

            g. Each Award grant (if applicable) shall specify a Base Price, which shall be equal to or greater than the Market Value per Share on the Date of Grant.

            h. Successive Award grants may be made to the same Participant regardless of whether any Awards previously granted to the Participant remain unexercised.

            i. Any Award grant may specify Management Objectives that must be achieved, and/or one or more Vesting Periods that must be satisfied, as a condition to the exercise of rights granted pursuant to the Award.

            j. The Committee may (but need not) grant any Award linked to another Award, including, without limitation, Options linked to Stock Appreciation Rights. Linked Awards may be granted as either alternatives or supplements to one another. The terms and conditions of any such linked Awards shall be determined by the Committee, subject to the provisions of the 2004 Plan.

            k. No Participant shall acquire any rights in or to or with respect to any Award unless and until an appropriately completed Evidence of Award is delivered to him and returned to the designated Company representative subscribed by the Participant within the time, if any, prescribed therefor by the Committee or its delegate. Any such instrument shall be consistent with this 2004 Plan and incorporate it by reference. Subscribing such instrument and returning it to the designated Company representative as aforesaid shall constitute the Participant's irrevocable agreement to and acceptance of the terms and conditions of the Award set forth in such instrument and of the 2004 Plan applicable to such Award.

            l. The Committee may grant Awards that qualify as Performance-Based Compensation, as well as Awards that do not qualify as Performance-Based Compensation. Any provision of the 2004 Plan to the contrary notwithstanding, the 2004 Plan shall be interpreted, administered and construed to permit the Committee to grant Awards that qualify as Performance-Based Compensation as well as Awards that do not so qualify, and any provision of the 2004 Plan that cannot be so interpreted, administered or construed shall to that extent be disregarded.

            m. The 2004  Plan is  intended  to  enable  the  Committee  to grant
      Options that qualify for the tax treatment applicable to Incentive Stock Options, as well as Options and other Awards that do not qualify for such tax treatment. Any provision of the 2004 Plan to the contrary notwithstanding, the 2004 Plan shall be interpreted, administered and construed to enable the Committee to grant Options that qualify for the tax treatment applicable to Incentive Stock Options as well as Options and other Awards that do not qualify for such tax treatment, and any provision of the 2004 Plan that cannot be so interpreted, administered or construed shall to that extent be disregarded.

            n. Except as provided below in Section 21 or Section 22, in the event that any Participant's service with the Company terminates for any reason other than involuntary termination without Cause, death, Disability, Retirement, or in the event that the Committee determines, in its sole discretion, that any conduct of a

      Participant constitutes Grounds for Forfeiture, all rights of such Participant under the 2004 Plan (including rights with respect to outstanding Awards) will terminate. As used herein, the term "Grounds for Forfeiture" shall mean any of the following conduct of any Participant:
      (i) using for profit or disclosing confidential information or trade secrets of the Company to unauthorized persons, (ii) breaching any contract with or violating any legal obligation to the Company, (iii) failing to make himself available to consult with, supply information to, or otherwise cooperate with the Company at reasonable times and upon a reasonable basis, (iv) while employed by the Company, engaging, directly or indirectly, as an officer, employee, or consultant, or otherwise having, directly or indirectly, ownership or interest in any business that is competitive with the manufacture, sale or distribution of products and services of the type in which the Company is engaged or which may be developed or be in the process of development by the Company during the Participant's employment; provided, however, that the Participant may own beneficially or maintain voting power of the shares of common stock of companies listed on national securities exchanges or publicly traded that do not exceed 5% of the outstanding shares of such companies, or (v) engaging in any other activity which would have constituted grounds for his discharge for Cause by the Company.

            o. No Award granted under this 2004 Plan may be exercised more than 10 years from the Date of Grant.

      6. Stock Subject to this Plan; Award Limits. Prior to adoption of this 2004 Plan, each of the existing plans (Key Employee Plan, Company-Wide Plan, Nonstatutory Plan) had separate Common Share authorizations which limited the number of shares available for award grants under each plan. The Restricted Stock Guidelines limited the number of Common Shares granted in any one year to 25,000. As of September 1, 2004, there were a total of 1,326,488 shares of Common Shares available for grant, but not awarded under previous incentive compensation plans of the Company.

            a. The total number of Common Shares with respect to which Incentive Awards may be granted under this 2004 Plan shall not exceed 1,326,488 Common Shares, which was the same number authorized and available for award grants under the existing plans as of September 1, 2004. From that total, the maximum aggregate number of Common Shares with respect to which Awards other than Options may be granted under this 2004 Plan shall not exceed 250,000 Common Shares.

            b.  Subject to the  provisions  below of Sections  6(d) and 6(e) and
      Section 16, not more than 1,326,488 (100% of the maximum aggregate number of available Common Shares) may be issued pursuant to Options that are Incentive Stock Options. If, in connection with an acquisition of another company or all or part of the assets of another company by the Company, or in connection with a merger or other combination of another company with the Company, the Company either (A) assumes stock options or other stock incentive obligations of such other company, or (B) grants stock options or other stock incentives in substitution for stock options or other stock incentive obligations of such other company, then none of the Common Shares that are issuable or transferable pursuant to such stock options or other stock incentives that are assumed or granted in substitution by the Company shall be charged against the limitations set forth in this Section 6 above.

            c. Common Shares which may be issued pursuant to Awards may be authorized but unissued shares, or Common Shares held in the treasury, whether acquired by the Company specifically for use under this 2004 Plan or otherwise, as the Committee may from time to time determine; provided, however, that any shares acquired or held by the Company for the purposes of this 2004 Plan shall, unless and until issued to a Participant or other rightful holder of an Award in accordance with the terms and conditions of such Award, be and at all times remain treasury shares of the Company, irrespective of whether such shares are entered in a special account for purposes of this 2004 Plan, and shall be available for any corporate purpose.

            d. Subject to Section 6(f) below, the maximum aggregate number of shares set forth above shall be charged only for the number of shares which are actually issued under the 2004 Plan; if any Common Shares subject to an Award shall not be issued to a Participant and shall cease to be issuable to a Participant because of the termination, expiration, forfeiture or cancellation, in whole or in part, of such Award or for any other reason, or if any such shares shall, after issuance, be reacquired by the Company because of a Participant's failure to comply with the terms and conditions of an Award, the shares not so issued, or the shares so reacquired by the Company, as the case may be, shall no longer be charged against the limitations provided for above and may again be made subject to Awards.

            e. Subject to Section 6(f) below, if the purchase price of shares subject to an Option is paid in Common Shares in accordance with the provisions of Section 7 below, or if Common Shares that are issued or issuable pursuant to an Award are withheld by the Company in accordance with Section 18 below in full or partial satisfaction of withholding taxes due in respect of the Award or the grant, exercise, vesting, distribution or payment of the Award, the number of shares surrendered to the Company in payment of the purchase price of the shares subject to the Option, or the number of shares that are withheld by the Company in payment of such withholding taxes, shall be added back to the maximum aggregate number of shares which may be issued pursuant to Awards under Section 6(b) above, so that the maximum aggregate number of shares which may be issued pursuant to Awards under Section 6(b) above shall have been charged only for the net number of shares that were issued by the Company pursuant to the Option exercise or the Award.

            f. If and to the extent that it is determined that any provision of this Section 6 or Section 12(f) below shall cause the Company or the 2004 Plan to fail to satisfy any listing standards that apply to the Company from time to time, or shall prevent Incentive Stock Options granted under the 2004 Plan from qualifying as Incentive Stock Options, then to that extent (and only to that extent) that provision or provisions of this
      Section 6 or Section 12(f) shall be disregarded.

      7. Option Rights. The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of Option Rights to purchase Common Shares. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

            a. Each grant shall specify the number of Common Shares to which it pertains, subject to adjustments as provided in Section 16 of this 2004 Plan.

            b. Each grant shall specify an Option Price per share, which shall be equal to or greater than the Market Value per Share on the Date of Grant.

            c. Each grant shall specify whether the Option Price shall be payable (i) in cash or by check acceptable to the Company, (ii) by the actual or constructive transfer to the Company of Common Shares owned by the Optionee not less than six months, or (iii) by a combination of such methods of payment.

            d. Each grant shall specify the period or periods of continuous service by the Optionee with the Company, that is necessary before the Option Rights or installments thereof will become exercisable.

            e. Option Rights granted under this 2004 Plan may be (i) options including, without limitation, Incentive Stock Options that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing.

            f. The Committee may, at or after the Date of Grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the Optionee on either a current or deferred or contingent basis or may provide that such equivalents shall be credited against the Option Price.

            g. The Committee may, in its sole discretion, grant an Option to any holder of an option (hereinafter referred to as an "Original Option") to purchase shares of the stock of any corporation (i) the stock or assets of which were acquired, directly or indirectly, by the Company, or (ii) which was merged with and into the Company, so that the Original Option is converted into an Option (hereinafter referred to as a "Conversion Stock Option"); provided, however, that such Conversion Stock Option as of the Date of Grant (the "Conversion Stock Option Date of Grant") shall have the same economic value as the Original Option as of the Conversion Stock Option Date of Grant. In addition, unless the Committee, in its sole discretion determines otherwise, a Conversion Stock Option which is converting an Original Option intended to qualify as an Incentive Stock Option shall have the same terms and conditions as applicable to the Original Option in accordance with Section 424 of the Code and the regulations thereunder so that the conversion is treated as the issuance or assumption of a stock option under Section 424(a) of the Code and is not treated as a modification, extension or renewal of a stock option under Section 424(h) of the Code.

            h. In the event that the Committee, in its sole discretion, determines that an Optionee who has left service with the Company engaged in misconduct which would have constituted Cause for dismissal if the Optionee was then providing services to the Company, then the Committee may rescind, without the consent of the Optionee, any or all unexercised Option Rights held by the Optionee.

      8. Special Rules for Grants of Incentive Stock Options.

            a. Notwithstanding Section 7(b), the option price per share of an Incentive Stock Option shall not be less than 100% of the Market Value per Share on the Date of Grant of the Option; provided, however, that, if an Incentive Stock Option is granted to any Participant who, immediately after such option is granted, is considered to own stock possessing more than 10% of the combined voting power of all classes of stock of the Company ("a 10-Percent Shareholder"), the Option Price per share shall be not less than 110% of the Market Value per Share on the Date of Grant of the option, and such option may be exercised only within five years of the Date of Grant.

            b. The Committee shall establish the time or times within the Option Period when the Incentive Stock Option may be exercised in whole or in such parts as may be specified from time to time by the Committee.

            i. Unless otherwise specified by the Board or the Committee, with respect to Incentive Stock Options granted to key employees, 20% of the shares subject to each Incentive Stock Option shall vest and become exercisable in cumulative fashion on the first through the fifth anniversaries of the Date of Grant. No Incentive Stock Option granted to a key employee shall be exercisable at any time after the expiration of ten years from its Date of Grant; provided, however, that if the Optionee with respect to an Incentive Stock Option is a 10-Percent Shareholder on the Date of Grant of such Incentive Stock Option, then such Incentive Stock Option shall not be exercisable after the expiration of five years from the Date of Grant.

            ii. Unless otherwise specified by the Board or the Committee, with respect to Incentive Stock Options granted to employees who are not considered key employees, each Incentive Stock Option shall vest and become exercisable on the third anniversary of the Date of Grant, provided the Optionee remains continuously employed by the Company as an Eligible

                  Employee from the Date of Grant through such third anniversary. No Incentive Stock Option granted to an Eligible Employee who is not considered a key employee shall be exercisable at any time after the expiration of ten years from its Date of Grant.

            c. No Incentive Stock Options shall be granted hereunder to any Optionee that would allow the aggregate fair market value (determined at the time the option is granted) of the stock subject of all post-1986 incentive stock options, including the Incentive Stock Option in question, which such Optionee may exercise for the first time during any calendar year, to exceed $100,000. The term "post-1986 incentive stock options" shall mean all rights, which are intended to be "incentive stock options" under the Code, granted on or after January 1, 1987, under any stock option plan of the Company. If the Company shall ever be deemed to have a "parent," as such term is used for purposes of Section 422 of the Code, then rights intended to be "incentive stock options" under the Code, granted after January 1, 1987, under such parent's stock option plans, shall be included with the terms of the definition of "post-1986 incentive stock options."

      9. Special Rules for Grants of Non-Statutory Stock Options.

            a. The Company shall not issue stock certificates to an Optionee who exercises a Non-Statutory Stock Option, unless payment of the required lawful withholding taxes has been made to the Company by check, payroll deduction or other arrangements satisfactory to the Committee.

            b. The periods during which the Board may grant Non-Statutory Stock Options to any person who is a member of the Board are as follows: (i) the fifteen day period commencing on the fifth day following the public release of the Company's earnings for the next preceding fiscal quarter; and (ii) the fifteen day period commencing on the fifth day following the release of the Company's earnings for the next preceding fiscal year. Non-Statutory Stock Options may be granted to persons who are not members of the Board from time to time and at such times as the Board may determine.

            c. Unless otherwise specified by the Board or the Committee, one-third of the shares subject to each Non-Statutory Stock Option shall vest and become exercisable in cumulative fashion on the first through the third anniversaries of the Date of Grant. Non-Statutory Stock Options shall not be exercisable at any time after ten years from the Date of Grant.

            d. Non-Statutory Stock Options granted to Directors shall be subject to the following additional terms and conditions: (i) no Director shall receive Non-Statutory Stock Options at any time for more than 50,000 Common Shares in the aggregate; and (ii) the exercise price of Non-Statutory Stock Options shall be equal to the Market Value of the Shares determined on the Date of Grant.

      10. Retroactive Stock Appreciation Rights. Upon such conditions and limitations it deems advisable, the Committee may authorize (a) the surrender of the right to exercise all or a portion of a vested Option Right granted under the 2004 Plan that is exercisable at the time of surrender, and (b) the payment in exchange for the surrender of an amount of up to the excess of the Market Value per Share at the time of surrender of the shares covered by the Option, or portion thereof, surrendered over the Option Price of such shares. Such payment may be made in Common Shares valued at fair market value or in cash or partly in cash and partly in Common Shares, at the Committee's sole discretion. The Common Shares covered by any Option Right, or portion thereof, as to which the right to purchase has been so surrendered shall not again be available for purposes of Option Rights under the 2004 Plan.

      11.  Restricted  Stock and  Restricted  Stock  Units.  The  Committee  may
authorize the grant of Restricted Stock or Restricted Stock Units to Participants. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

            a. Notwithstanding other provisions in this 2004 Plan to the contrary, Common Shares granted pursuant to a Restricted Stock Award or Restricted Stock Unit Award may not be sold, exchanged, transferred, assigned, pledged, hypothecated, or otherwise disposed of, for a minimum of 36 months following the date the Restricted Stock Award is granted by the Committee (the "Forfeiture Period"). Except as provided below or as may be provided by the Committee at the time of grant, if the
      Participant's employment with the Company terminates prior to the expiration of the Forfeiture Period for any reason, the Participant shall, on the date employment terminates, forfeit and surrender to the Company the number of Common Shares with respect to which the Forfeiture Period has not expired as of the date employment terminates. Except as may be provided in the Evidence of Award, if Common Shares are forfeited, dividends paid on those shares during the Forfeiture Period may be retained by the Participant.

            b. Each such grant may be made without additional consideration or in consideration of a payment by such recipient that is less than Market Value per Share at the Date of Grant.

            c. Any  grant of  Restricted  Stock or  Restricted  Stock  Units may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

            d. Any such grant of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

            e. Unless otherwise directed by the Committee, all certificates representing Restricted Shares shall be held in custody by an escrow agent until the Forfeiture Period lapses. If not held by an escrow agent, each certificate of Common Shares issued pursuant to the Restricted Stock Award shall bear a legend to reflect the Forfeiture Period until the Forfeiture Period expires.

      12. Appreciation Rights. The Committee may grant Appreciation Rights to any Participant. An Appreciation Right shall be a right of the Participant to receive from the Company an amount determined by the Committee, which shall be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise. Each grant of Appreciation Rights may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

            a. Appreciation Rights that are granted under the Plan may be linked to all or any part of an Option ("Linked Appreciation Rights"), or may be granted without any linkage to an Option ("Free-Standing Appreciation Rights"). Linked Appreciation Rights may be granted on the Date of Grant of the related Option or on any date thereafter, as the Committee may determine.

            b. Linked Appreciation Rights may be granted either as an alternative or a supplement to the Option to which they are linked (the "related" Option). Linked Appreciation Rights that are granted as an alternative to the related Option may only be exercised when the related Option is exercisable, and at no time may a number of such Linked Appreciation Rights be exercised that exceeds the number of shares with respect to which the related Option is then exercisable. Upon exercise of Linked Appreciation Rights that are granted as an alternative to an Option, the holder shall be entitled to receive the amount determined pursuant to Section 12(e) below. Exercise of each such Linked Appreciation Right shall cancel the related Option with respect to one Common Share purchasable under the Option. Linked Appreciation Rights that are granted as a supplement to the related Option shall entitle the holder to receive the amount determined pursuant to Section 12(e) below if and when the holder purchases shares under the related Option or at any subsequent time specified in the instrument evidencing such Appreciation Rights.

            c. Appreciation Rights may be granted for such lawful consideration, including but not limited to money or other property, tangible or intangible, or labor or services received or to be received by the Company, as the Committee may determine when the Appreciation Rights are granted. The consideration for the grant of Appreciation Rights may consist of the discharge of an obligation of the Company. Subject to the foregoing and the other provisions of this Section 12, Appreciation Rights may be exercisable upon achievement of specified Management Objectives and/or satisfaction of one or more Vesting Periods. Unless the Evidence of Award provides otherwise, no Appreciation Right shall be exercisable prior to the third anniversary of the Date of Grant. The Committee may at any time accelerate the date on which Appreciation Rights become exercisable, and no additional consideration need be received by the Company in exchange for such acceleration. Unless otherwise provided in the 2004 Plan or the instrument evidencing the Appreciation Rights, Appreciation Rights, to the extent they become exercisable, may be exercised at any time in whole or in part until they expire or terminate.

            d. No Free-Standing Appreciation Rights or Linked Appreciation Rights that are granted as a supplement to the related Option shall be exercisable after the tenth anniversary of the date on which the Appreciation Rights were granted, and no Linked Appreciation Rights that are granted as an alternative to the related Option shall be exercisable after the related Option ceases to be exercisable. If the Committee grants Appreciation Rights for a lesser term than that permitted by the preceding sentence, the Committee may, at any time prior to expiration of the Appreciation Rights, extend their term to the maximum term permitted by the preceding sentence, and no additional consideration need be received by the Company in exchange for such extension.

            e. Upon exercise of Appreciation Rights, the holder thereof shall be entitled to receive an amount of money, or a number Common Shares that have a Market Value per Share on the date of exercise of such Appreciation Rights, or a combination of money and Common Shares valued at the Market Value per Share on such date, as the Committee may determine, equal to the amount by which the Market Value per Share of a Common Share on the date of such exercise exceeds the Exercise Price (as hereafter defined) of the Appreciation Rights, multiplied by the number of Appreciation Rights exercised; provided that in no event shall a fractional share be issued unless the instrument evidencing such Appreciation Rights expressly provides otherwise. In the case of Linked Appreciation Rights that are granted as an alternative to the related Option, the Exercise Price shall be the price at which shares may be purchased under the related Option. In the case of Linked Appreciation Rights that are granted as a supplement to the related Option, and in the case of Free-Standing Appreciation Rights, the Exercise Price shall be the Market Value per Share of a Common Share on the date the Appreciation Rights were granted, unless the Committee specified a different price when the Appreciation Rights were granted (which shall not be less than the par value of the Common Shares).

            f. Subject to Section 6(f) above,  (i) the  limitations set forth in
      Section 6 above shall be charged only for the number of shares which are actually issued in settlement of Appreciation Rights; and (ii) in the case of an exercise of Linked Appreciation Rights that were granted as an alternative to the related Option, if the number of Common Shares previously charged against such limitations on account of the portion of the Option that is cancelled in connection with such exercise in accordance with Section 12(b) exceeds the number of shares (if any) actually issued pursuant to such exercise, the excess may be added back to the maximum aggregate number of shares available for issuance under the Plan.

            g. Subject to Section 15(a) below, Appreciation Rights shall be exercisable during the life of the Participant only by him or his guardian or legal representative, and after death only by his beneficiary.

            h. The Committee shall not have the authority to reduce the exercise price of outstanding Appreciation Rights, except as permitted by Section 16 below.

      13. Performance Units and Performance Shares. The Committee may authorize the granting to Participants of Performance Units and Performance Shares that will become payable (or payable early) to a Participant upon achievement of specified Management Objectives and/or satisfaction of one or more Vesting Periods. Unless otherwise specified in the Evidence of Award, Awards granted under this Section 13 shall be not be payable prior to the third anniversary of the Date of Grant. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

            a. Each grant shall specify the number of Performance Units or Performance Shares to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment shall be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the Award under Section 162(m) of the Code.

            b. The Performance Period with respect to each Performance Unit or Performance Share shall be such period of time (not less than one year, except in the event of a Change of Control) commencing with the Date of Grant as shall be determined by the Committee at the time of grant.

            c. Any grant of Performance Units or Performance Shares shall specify Management Objectives which, if achieved, will result in payment or early payment of the Award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Units or Performance Shares that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. The grant of Performance Units or Performance Shares shall specify that, before the Performance Shares or Performance Units shall be earned and paid, the Committee must determine that the Management Objectives have been satisfied.

            d. Each grant shall specify the time and manner of payment of Performance Units or Performance Shares that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company to the Participant in cash, in Common Shares or in any combination thereof, and may either grant to the Participant or retain in the Committee the right to elect among those alternatives.

            e. Any grant of Performance Units may specify that the amount payable or the number of Common Shares issued with respect thereto may not exceed maximums specified by the Committee at the Date of Grant. Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee at the Date of Grant.

            f. The Committee may, at or after the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

      14. Other Awards.

            a. The Committee is authorized, subject to limitations under Applicable Law, to grant to any Participant other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Shares or factors that may influence the value of Common Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into

      Common Shares, purchase rights for Common Shares, Awards with value and payment contingent upon performance of the Company or business units thereof, or any other factors designated by the Committee, and Awards valued by reference to the book value of Common Shares or the value of securities of, or the performance of specified Subsidiaries or Affiliates or other business units of, the Company. The Committee shall determine the terms and conditions of such Awards. Common Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 14 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Common Shares, other Awards, notes or other property, as the Committee shall determine.

            b. Cash Awards, as an element of or supplement to any other Award granted under this 2004 Plan, may also be granted pursuant to this Section 14 of the 2004 Plan.

            c. The Committee is authorized to grant Common Shares as a bonus, or to grant Common Shares or other Awards in lieu of obligations of the Company to pay cash or deliver other property under the 2004 Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

      15. Transferability.

            a. Except as otherwise determined by the Committee, no Option Right, Appreciation Right or other derivative security or Award granted under the 2004 Plan shall be transferable by a Participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Committee, Option Rights and Appreciation Rights shall be exercisable during the Optionee's lifetime only by him or by his guardian or legal representative.

            b. The Committee may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights or upon payment under any grant of Performance Units or Performance Shares, or
      (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 11 of this 2004 Plan, shall be subject to further restrictions on transfer.

      16. Adjustments. The Committee may make or provide for such adjustments in the numbers of Common Shares covered by outstanding Option Rights, Appreciation Rights, Retroactive Stock Appreciation Rights, Performance Shares, and other share-based Awards described in this 2004 Plan and granted hereunder, in the Option Price and Base Price provided in outstanding Appreciation Rights, and in the kind of shares covered thereby, as the Committee, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets (including, without limitation, a special or large non-recurring dividend), issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding Awards under this 2004 Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances, and may require in connection therewith the surrender of all Awards so replaced. The Committee may also make or provide for such adjustments in the numbers of shares specified in Section 6 of this 2004 Plan as the Committee in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 16; provided, however, that any such adjustment to the number specified in Section 6 shall be made, only if and to the extent that, such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail so to qualify.

      17. Fractional Shares. The Company shall not be required to issue any fractional Common Shares pursuant to this 2004 Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

      18. Withholding Taxes. The Company shall have the right to deduct from any payment under this 2004 Plan an amount equal to the Federal, State, local, foreign and other taxes, which in the opinion of the Company are required to be withheld by it with respect to such payment. To the extent that the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld. At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit. In no event, however, shall the Company accept Common Shares for payment of taxes in excess of required tax withholding rates, except that, in the discretion of the Committee, a Participant or such other person may surrender Common Shares owned for more than six months to satisfy any tax obligations resulting from any such transaction.

      19. Foreign Employees. In order to facilitate the making of any grant or combination of grants under this 2004 Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this 2004 Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this 2004 Plan as in effect for any other purpose, and the Corporate Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this 2004 Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this 2004 Plan, as then in effect, unless this 2004 Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

      20. Administration of the Plan.

            a. This 2004 Plan shall be administered by the Board or the Compensation Committee of the Board (or a subcommittee thereof), which Committee shall consist of not less than three Directors appointed by the Board each of whom shall be a "non-employee director" as defined in Rule 16b-3 of the Exchange Act and an "outside director" as defined in the regulations under Section 162(m) of the Code. A majority of the Committee shall constitute a quorum, and the action of the members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Committee. The Board may perform any function of the Committee hereunder, in which case the term "Committee" shall refer to the Board.

            b. Evidence of Award agreements, in the forms as approved by the Board or the Committee, and containing such terms and conditions consistent with the provisions of this 2004 Plan as are determined by the Board or the Committee, may be executed on behalf of the Company by the Chairman of the Board, the President & CEO, Vice President of Finance, or the Secretary of the Company.

            c. The interpretation and construction by the Committee of any provision of this 2004 Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Retroactive Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, Performance Units, Performance Shares or any other Awards granted under the 2004 Plan, and any determination by the Committee pursuant to any provision of this 2004 Plan or of any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action or determination made in good faith.

      21. Change of Control. Upon the occurrence of a Change of Control,  unless
(i) otherwise provided in the "Change of Control Agreement" (as defined below) or in a written agreement, such as a severance agreement or an employment agreement, between the Company and the Participant; or (ii) the Committee, in its sole discretion, on a case-by-case basis elects otherwise in writing:

            a. Awards granted under the 2004 Plan shall become exercisable or payable as provided in the Evidence of Award, or other agreement between the Company and a Participant.

            b. Notwithstanding the foregoing, no Award shall be exercisable after the expiration of its term. Any exercisable Options outstanding at the time of a Change of Control shall be cashed out, converted to options of the acquiring entity, assumed by the acquiring entity or otherwise disposed of in the manner provided in any shareholder-approved agreement or plan governing or providing for such Change of Control ("Change of
      Control Agreement"); provided that any such cash-out, conversion, assumption or disposition of the Options shall not deprive the Option holder of the inherent value of his Options, measured solely by the excess of the Market Value per Share of the underlying Option shares immediately prior to the Change of Control over the Option exercise price. In the absence of such governing provisions in a Change of Control Agreement, the Committee, in its sole discretion, may on a case-by-case basis require any exercisable Options that remain outstanding upon a Change of Control to be cashed out and terminated in exchange for a lump sum cash payment, shares of the acquiring entity or a combination thereof equal in value to the fair market value of the Option, measured in the manner described above, immediately prior to the Change of Control.

            c. Any exercisable Linked Appreciation Rights shall, upon a Change of Control, be cashed out, converted, assumed or otherwise disposed of in the same manner as applies to Options under Section 21(b) above.

            d. All Management Objectives of all Awards granted under the 2004 Plan shall be deemed to have been fully earned.

      22. Termination of Service, Death and Disability Provisions. Unless otherwise provided in the 2004 Plan, Evidence of Award, or other agreement between the Company and a Participant:

            a. In the event that a Participant terminates employment by reason of death, Disability or Retirement, (i) the Participant's unvested Options shall become immediately exercisable, (ii) all of the Participant's vested Options shall be exercisable until the earlier of the date the Option expires or the date that is eighteen (18) months following the date of termination, and (iii) except as provided in Section 22(d) below, all other of the Participant's Awards shall be cancelled.

            b. In the event that a Participant is involuntarily terminated without Cause, (i) the Participant's unvested Options shall be cancelled,
      (ii) the Participant's vested Options shall be exercisable until the earlier of the date the Option expires or the date that is three months following the date of termination, and (iii) except as provided in Section 22(d) below, all other of the Participant's Awards shall be cancelled.

            c. In the event of a Participant's voluntary resignation, (i) the Participant's unvested Options shall be cancelled, (ii) up to 1000 of the Participant's vested options shall be exercisable until the earlier of the date the Option expires or the date that is three months following the date of termination, and (iii) except as provided in Section 22(d) below, all other of the Participant's Awards shall be cancelled.

            d. In case of the involuntary termination of employment without Cause, or by reason of death, Disability or Retirement, or in the case of hardship or other special circumstances, of a Participant who holds an Appreciation Right or Retroactive Stock Appreciation Right not immediately exercisable, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Performance Units or Performance Shares which have not been fully earned, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 11 of this 2004 Plan, the Committee may, in its sole discretion, accelerate the time at which such Appreciation Right or Retroactive Stock Appreciation Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time at which such Performance Units or Performance Shares will be deemed to have been fully earned or the time when such transfer restriction will terminate. In addition, the Committee may waive any other limitation or requirement under any Award granted under this 2004 Plan, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the Award under Section 162(m) of the Code. In such case, the Committee shall not make any modification of the Management Objectives or minimum acceptable level of achievement.

            e. The Committee may, in its sole discretion, modify any Option Right or Appreciation Right to extend the period following termination of a Participant's employment to the Company during which such Award will remain outstanding and be exercisable, provided that no such extension shall result in any Award being exercisable more than ten years after the Date of Grant.

            f. In the event of a Termination of a Participant's employment with the Company within 12 months after a Change of Control, each unexpired Option and Appreciation Right or Retroactive Stock Appreciation Right shall become exercisable, all restrictions on Restricted Stock or Restricted Units shall lapse, and all Management Objectives and/or vesting requirements of all Performance Shares, Performance Units and other Awards granted under the 2004 Plan shall be deemed to have been fully earned and/or satisfied.

            g. In the case of a Participant's termination for Cause, all of the Participant's rights under this 2004 Plan (whether or not vested) shall be cancelled upon termination.

      23. Leave of Absence. The Board or the Committee shall determine the extent to which military or Government services or leave of absence for any other reason shall constitute termination of employment, directorship or consultancy for the purposes of the 2004 Plan or any Awards granted hereunder.

      24. Participant Rights. This 2004 Plan shall not confer upon any Participant any right with respect to continuance of employment with the Company nor shall it interfere in any way with any right the Company would otherwise have to terminate such Participant's employment at any time, with or without Cause. Neither a Participant nor any other person shall, by reason of participation in the 2004 Plan, acquire any right or title to any assets, funds or property of the Company, including without limitation, any specific funds, assets or other property which the Company may set aside in anticipation of any liability under the 2004 Plan. A Participant shall have only a contractual right to an Award or the amounts, if any, payable under the 2004 Plan, unsecured by any assets of the Company, and nothing contained in the 2004 Plan shall constitute a guarantee that the assets of the Company shall be sufficient to pay any benefits to any person.

      25. Severability of Provisions. If any provision of the 2004 Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the 2004 Plan or any Award under any Applicable Law, such provision shall be construed or deemed amended or limited in scope to conform to Applicable Laws, or in the discretion of the Committee, it shall be fully severable, and the 2004 Plan shall be construed and enforced as if such provision had never been inserted herein.

      26. Governing Laws. The validity, construction, interpretation and administration of the 2004 Plan, each Evidence of Award, and any determinations or decisions made thereunder, and the rights of all persons having or claiming to have any interest therein or thereunder, shall be governed by the laws of the State of New York and the United States, as applicable, without reference to any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the 2004 Plan to the substantive law of another jurisdiction. Without limiting the generality of the foregoing, the period within which any actions arising under or in connection with the 2004 Plan must be commenced, shall be governed by the laws of the State of New York, irrespective of the place where the act or omission complained of took place and the residence of any party to such action and irrespective of the place where the action may be brought. A Participant's acceptance of any Award shall constitute his irrevocable and unconditional waiver of the right to a jury trial in any action or proceeding concerning the Award, the 2004 Plan or any rights or obligations of the Participant or the Company under or with respect to the Award or the 2004 Plan.

      27. Amendments and Termination.

            a. The Board may at any time and from time to time amend the 2004 Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Company in order to comply with Applicable Laws, shall not be effective unless and until such approval has been obtained. Without limiting the generality of the foregoing, the Board may amend this 2004 Plan to eliminate provisions that are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

            b. The Committee shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right to reduce the Option Price. Furthermore, no Option Right shall be cancelled and replaced with an Award having a lower Option Price without further approval of the shareholders of the Company. This Section 27(b) is intended to prohibit the repricing of "underwater" Option Rights and shall not be construed to prohibit the adjustments provided for in
      Section 16 of this 2004 Plan.

            c. Subject to Section 16, this 2004 Plan shall continue in effect until the date on which all Common Shares available for issuance or transfer under this 2004 Plan have been issued or transferred and the Company has no further obligation hereunder.

            d. Notwithstanding any other provision of the 2004 Plan to the contrary, (i) the 2004 Plan may be terminated at any time by resolutions of the Board, and (ii) no rights shall be granted pursuant to this 2004 Plan after October 31, 2014.

      28. Adjustment of Payments. In the event that any amount payable under the 2004 Plan, when added to all other amounts payable to the Participant, would, if made, constitute an "excess parachute payment" within the meaning of Sections 280G and 4999 of the Code, the amounts payable hereunder may, in the sole discretion of the Company, be adjusted, reduced or not accelerated by the amount necessary to cause the Participant to receive $1,000 less than 300% of the Participant's "base amount" as that term is used in Section 280G of the Code. The Committee shall, in its sole discretion, determine the manner in which any such reduction shall be made.

      29. Acceptance. By accepting any benefits under the 2004 Plan, each Participant, and each person claiming under or through him, shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, all provisions of the 2004 Plan and any action or decision under the 2004 Plan by the Company, its agents and employees, and the Board and the Committee.

      30. Miscellaneous.

      The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall include within its meaning the plural and vice versa.

                                       ANAREN, INC.

                                       By: /s/ Lawrence A. Sala
                                           -------------------------------------
                                           President and Chief Executive Officer

                                   APPENDIX B
                             AUDIT COMMITTEE CHARTER

I.    Audit Committee Purpose

      The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities to the shareholders, potential investors and to the investment community. In carrying out its responsibilities, the Audit Committee will maintain open communication channels among the Board, the Company's independent auditors, the internal auditor, General Counsel and the management of the Company.

      In carrying out its function, the Audit Committee will fully adhere to the NASDAQ Listing requirements, the Company's Corporate Governance principles, this Charter, the Sarbanes-Oxley Act of 2002, the SEC's implementing regulations, and all other applicable federal securities laws.

II.   Audit Committee Composition and Meetings

      A.    Composition

      The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, free from any relationship that would interfere with the exercise of his or her independent judgment. The Audit Committee Chairman shall be appointed by resolution of a majority of independent directors of the Board. All members of the Committee, at the time of their appointment, shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, it is the Company's objective to have at least one member of the Committee be deemed a financial expert as defined by the SEC. Audit Committee members shall meet the applicable Nasdaq Listing requirements and shall fully comply with the requirements of the Sarbanes-Oxley Act of 2002 and the SEC's implementing regulations.

      B.    Meetings

      The Committee shall meet at least four (4) times annually, or more frequently as circumstances dictate. At least one of these meetings shall be held on a day different than the regularly scheduled Board meeting. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee will meet privately in executive session with management, the independent auditors, and as a committee, as frequently as deemed necessary, to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, will communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors review procedures. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a Committee meeting or to meet with any members of, or consultants to, the Committee.

III.  Audit Committee Responsibilities and Duties

      The Audit Committee's primary duties and responsibilities are to: (i) monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance; (ii) appoint and monitor the independence and performance of the Company's independent auditors; and (iii) provide an avenue of communication among the independent auditors, management, and the Board of Directors.

      A.    Required Reviews With Management

            1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three
                  (3) years in accordance with SEC regulations.

            2. Review the Company's 10-K (which will be provided in advance) in detail with the CEO, the Vice President of Finance, head of internal audit (if applicable), the independent auditors and the Company's general counsel at an extended meeting. The Committee will subsequently review the 10-K with the full board at the August Board meeting.

            3. Prior to the release of financial reports (quarterly and annual reports), meet (teleconferencing acceptable) with the audit partner, CEO, Vice President of Finance and General Counsel. This meeting will be generally scheduled no less than three (3) business days prior to public release of financial results.

                  a. Prior to the review meeting, management will provide the Committee with consolidated financial statements for the Company. The Vice President of Finance will also submit in advance of the meeting a brief written report highlighting any unusual accounting transactions, inordinate reserves or accruals that are included in the financial statements. The Vice President of Finance will also make known to the Committee any potential adverse or other information that could influence the integrity of the current financial statements about to be reported.

                  b. Prior to the review meeting the partner in charge of the audit will provide the Committee with a written report summarizing the results of the review procedures and highlighting unusual accounting transactions, if any, adoption of new accounting principles, weaknesses in internal controls noted during the review, the assessment of management's judgments regarding accounting estimates, and any other matter which the independent auditors conclude is material or otherwise elect to bring to the Committee's attention.

                  c. In conjunction with its reviews of the Company's 10-Ks and 10-Qs, the Committee in consultation with the CEO and Vice President of Finance, and the independent auditors, will review the integrity of the Company's internal controls and financial reporting processes.

                  d. Review the process for the CEO and Vice President of Finance quarterly certifications required by the SEC with respect to the financial statements and the Company's disclosure and internal controls, including any material changes or deficiencies in such controls.

                  e. Review quarterly with the CEO and Vice President of Finance the Company's major financial risk exposure and the steps management has taken to monitor and control such exposure, including the Company's risk assessment and risk management policies.

                  f. Discuss quarterly with CEO and Vice President of Finance significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

            4. At any time during a quarter, the Vice President of Finance, head of internal audit (if applicable) and outside auditor are required to report to the Committee on a timely basis any significant adverse accounting transaction, internal control problem, financial reporting discrepancy or similar matter which might impact future financial reporting.

            5. Review with the CEO and Vice President of Finance all Company earnings releases prior to their release to the public, as well as the substance of any presentations provided to analysts and rating agencies.

                  a. Prior to any presentations to analysts or rating agencies which constitute a shift in Company strategy or outlook, the CEO or the Vice President of Finance shall review the substance of the changes with the Committee, or the full Board.

                  b. The CEO or Vice President of Finance shall subsequently review with the Committee, or the full Board, a summary of major presentations that have been given to analysts or rating agencies that do not constitute a shift in strategy or outlook.

      B.    Interaction With Independent Auditors

            The Audit Committee shall:

            1. Have the sole authority to annually approve the engagement of the Company's independent auditors (including the fees and terms thereof) to audit the Company's consolidated financial statements, review the auditors performance, and, if necessary discharge the auditors when circumstances warrant. The independent auditors are directly accountable to the Audit Committee.

            2. Preapprove all permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, provided any such exempt services are approved by the Audit Committee prior to the completion of the audit.

                  a.    Non-auditing  services  which  were not  anticipated  by
                        management  at  the  time  of  initial  engagement,   or
                        recognized at such time to be non-auditing services; provided that the aggregate amount to be paid by the Company for all such non-auditing services does not constitute more than 5% of the total amount paid by the Company to its auditing firm during the fiscal year in which these services are provided, may be promptly brought to the attention of the Committee by management for approval, so long as approval is obtained prior to the completion of the audit. In these circumstances, the Chairman of the Committee may act on behalf of the entire Committee.

                  b. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapproval of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapproval shall be presented to the full Audit Committee at its next scheduled meeting.

                  c. If non-auditing services during any fiscal year exceed the 5% threshold noted above, all such services must be pre-approved, prior to engaging those services, as follows: non-audit services which will not exceed $25,000 for the year of the audit may be approved solely by the Chairman, however amounts greater than $25,000 will require approval by the full Committee.

            3. Ensure that the independent auditors submit to the Audit Committee, at least annually, a formal written statement delineating all relationships between the independent auditors and the Company and engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and take appropriate action in response to the independent auditor's report to satisfy itself of the independent auditor's independence.

            4. Review with the independent auditors their annual audit assurance plan. Ensure the rotation of the lead (or coordinating) audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

            5.    Prior to releasing the Company's year-end earnings, review and
                  discuss  the  results  of  the  audit  with  the   independent
                  auditors, the CEO and the Vice President of Finance.

            6. Review and discuss quarterly reports from the independent auditors. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

            7. Meet at least semi-annually with independent auditors outside of management's presence to discuss reports and any other internal control issues.

            8. Annually, the Committee will meet with the Company's independent auditors and the responsible person in charge of internal controls to review the Company's internal control procedures and will assess the effectiveness of the Company's control structure and procedures for financial reporting and control of the Company's assets. The independent auditors will prepare a statement for the Company's annual report that it has attested to and reported on management's evaluation of the Company's internal controls and procedures for financial reporting.

                  a. The internal controls and procedures of the Company for financial reporting are to ensure that the Company has processes designed to provide reasonable assurance that
                        (1) the Company's  transactions are properly authorized,
                        (2) the Company's assets are safeguarded against unauthorized or improper use, (3) the Company's transactions are properly recorded and reported to help ensure that the preparation of the financial statements are in conformity with GAAP, and (4) the Company's internal disclosure procedures are operating effectively. The term "internal controls" means controls that pertain to the preparation of financial statements for external purposes that are fairly presented in conformity with GAAP as addressed by the Codification Statement on Auditing Standards Section 319 or any superseding definition or other literature that is issued or adopted by the SEC's Public Company Accounting Oversight Board.

                  b. The Committee, in conjunction with its quarterly reviews with the Company's independent auditors, will review any issues involving the effectiveness of the design and operation of the Company's internal disclosure controls and procedures identified by the auditors, with an objective of evaluating whether the controls and procedures are effective regarding the timely identification of material information required to be included in the Company's periodic SEC filings correcting any deficiencies.

                  c. Review disclosures made to the Audit Committee by the Company's CEO and Vice President of Finance during the certification process in connection with the Form 10-K and Form 10-Q filings regarding any significant deficiencies in the design or operation of internal control or material weaknesses therein or any fraud involving management or other employees who have a significant role in the Company's internal controls.

            9. Review and obtain at least annually a formal written report from the independent auditors delineating (i) the auditing firm's internal quality-control procedures, and (ii) any material issues raised within the preceding five (5) years by the auditing firm's internal quality-control reviews, by peer reviews of the firm, or by any governmental or other inquiry or investigation relating to any audit conducted by the firm.

      C. Procedures For The Receipt, Retention And Treatment Of Complaints Received By The Company Including Complaints Received Confidentially And/Or Anonymously From Company Employees, Regarding Questionable Accounting, Internal Accounting Controls, Or Auditing Matters.

            1. The Company will establish through an independent third party, an anonymous hotline for receiving complaints regarding accounting, internal auditing controls or other auditing matters. The toll free number to contact the independent hotline number will be published on the Company's website and generally disseminated to all Company employees. Calls to this hotline will be treated in strict confidence and can be made anonymously by Company employees. The Company will also establish and publish on its website special mail and e-mail addresses and an internal toll free telephone number for receiving complaints regarding accounting, internal controls, auditing or any other alleged Code of Conduct violation.

            2. All complaints received by the Company will be promptly reported, with any available documentation, to the Chairman of the Audit Committee. Copies of any written complaint, or a summary of an oral complaint, will be promptly made available to all Committee members. The Committee Chairman will ensure that the complaint has been properly documented, and if appropriate, will meet with the complainant to fully understand and document the nature of the complaint. The Committee Chairman will then arrange for a meeting of the Committee (in person or via telephonic conference) following his receipt of the complaint.

            3. The Committee will review the merits of the complaint, determine whether a formal investigation is appropriate, and whether independent legal and/or other advisors are to be engaged.

            4. Following the meeting of the Committee, the Chairman will report to the CEO and Vice President of Finance, the Committee's conclusions, including any recommended actions required by either the Company or the Committee to further investigate the complaint. Copies of the Committee's initial report will be provided to the Board of Directors.

            5. Upon completion of any investigation, the Committee after appropriate consultation with the Company's General Counsel and any independent advisors retained, will make a determination as to the merits of the complaint and whether a potential securities law violation has occurred and whether any disclosure obligation exists. The Committee will submit a final report to the CEO, Vice President of Finance, General Counsel, head of internal audit (if applicable), independent audit partner and the Board of Directors. Such report will describe the outcome of the investigation and any recommendations, if necessary, to rectify any meritorious complaint.

            6. The Committee shall communicate in writing to the complainant (if known) its findings and any corrective measures, if any, implemented by the Company.

            7. To the extent practical, all complaints shall be treated confidentially by the Audit Committee.

            8. The Committee, or its designee, shall record and preserve minutes of its complete investigation. The complaint, and any related reports, will be maintained by the Audit Committee.

            9. The Committee may employ independent legal and accounting advisors to assist in its investigation. All professional fees incurred will be approved by the Committee and subsequently remitted to the Company for payment.

      D.    Legal Compliance

            1. On at least an annual basis, review with the Company's General Counsel, any legal compliance matters, including corporate securities trading policies, and NASDAQ Listing requirements that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

            2. The Audit Committee shall have the authority to retain independent legal, accounting and other advisors as the Committee may deem appropriate to assist the Committee in carrying out its function under this Charter. The Committee shall have sole authority to approve fees and retention terms for any independent advisors retained.

      E.    Other Audit Committee Responsibilities

            1. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

            2 Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

            3.    Annually review the Disclosure Committee Charter.

            4. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

      F.    Provide Oversight of the Company's Internal Audit Function

            1. Review the appointment and/or replacement of the head of internal auditing function.

            2. Review any significant report to management prepared by the internal auditing function and management's responses.

            3. Discuss with the independent auditors and management the internal audit function's responsibilities, budget and staffing and any recommended changes in the plan scope of the internal audit.

            4. Review the internal controls and procedures of the Company. Ensure that the independent auditors attest to and report on the effectiveness of the Company's internal controls and procedures and that such report is included in the annual report.

      G.    Other Responsibilities and Duties

            1. Establish, review, and update periodically the Company's Code of Ethics and Business Conduct and ensure that management has established a system to enforce this Code.

            2.    Periodically   perform   self-assessment  of  audit  committee
                  performance.

            3. Review financial and accounting personnel succession planning within the Company.

            4. Annually review the policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites.

            5. Semi-annually review with the General Counsel the policies against any form of related party transactions and potential conflicts of interest, as well as to review compliance with advance reporting requirements relating to officer or director security transactions.

IV.   Disclosure of Charter

      This  Charter  will  be  made  available  on  the  Company's   website  at
www.anaren.com.

PROXY                             ANAREN, INC.                             PROXY

                               6635 Kirkville Road
                          East Syracuse, New York 13057

                               THIS IS YOUR PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ANAREN, INC.

      The undersigned hereby (1) acknowledges receipt of the notice of the Annual Meeting of Shareholders of Anaren, Inc. (the "Company") to be held at the Wyndham Hotel, 6302 Carrier Parkway, East Syracuse, New York on Thursday,
November 4, 2004 at 9:00 A.M., local time and of the Proxy Statement in connection therewith and (2) appoints Lawrence A. Sala and David M. Ferrara and each of them as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock, $.01 par value, of Anaren, Inc. held of record by the undersigned on September 10, 2004 at the Annual Meeting of Shareholders, or any adjournment thereof. If any nominee for Director should be unavailable to serve, it is intended that all of the shares will be voted for such substitute nominee as may be determined by the Board of Directors. The undersigned directs that this Proxy be voted as follows:

                (Continued and to be signed on the reverse side)

ITEM 1: ELECTION OF DIRECTORS

        FOR ALL NOMINEES        WITHHOLD AUTHORITY      FOR ALL EXCEPT
                                FOR ALL NOMINEES        (SEE INSTRUCTIONS BELOW)

        ---                     ---                     ---

Nominees: o  Herbert I. Corkin   o  Matthew S. Robison

(Instruction: To withhold authority to vote for any individual nominees, mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

ITEM 2: APPROVE THE ANAREN, INC. COMPREHENSIVE LONG-TERM INCENTIVE PLAN

        For:                       Against:                       Abstain:
             ------                        ------                         ------

ITEM 3: RATIFICATION OF APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        For:                       Against:                      Abstain:
             ------                        ------                         ------

In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AND FOR ITEMS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MAKE YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

                                        ---------------------------------


                                        ---------------------------------
                                        Signature of Shareholder

                                        ---------------------------------
                                        Date
                                        ---------------------------------
                                        Signature of Shareholder

                                        ---------------------------------
                                        Date


                                        Note:  Please sign  exactly as your name
                                        or  names  appear  on this  Proxy.  When
                                        shares  are held  jointly,  each  holder
                                        should  sign.  When signing as executor,
                                        administrator,   attorney,   trustee  or
                                        guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                        ANNUAL MEETING OF SHAREHOLDERS OF

                                  ANAREN, INC.

                                November 4, 2004

Company Number                          Account Number
               ----------------                         ---------------------

MAIL
Date, sign and mail your proxy card in the envelope provided as soon as possible.

                                      -or-

TELEPHONE
Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call.

                                      -or-

INTERNET
Access "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.